COLUMBIA FUNDS SERIES TRUST II

Columbia Integrated Large Cap Value Fund

290 Congress Street

Boston, MA 02210

1-800-345-6611

www.columbiathreadneedleus.com

October 22, 2025

Dear Shareholder:

I am writing to inform you about a transaction that will affect your investment in Columbia Integrated Large Cap Value Fund (the “Target Fund”).

You are receiving this combined Information Statement and Prospectus (the “Combined Information Statement/Prospectus”) because you own shares in the Target Fund. The Target Fund is a series of Columbia Funds Series Trust II (“CFST II”) and is managed by Columbia Management Investment Advisers, LLC (“Columbia Threadneedle”). We are pleased to inform you of the planned merger of the Target Fund, which is a mutual fund, with and into an exchange-traded fund (“ETF”), which is also managed by Columbia Threadneedle.

Pursuant to the Agreement and Plan of Reorganization (the “Agreement”), the Target Fund will be merged with and into Columbia Research Enhanced Value ETF (the “Acquiring Fund”), an ETF that is a series of Columbia ETF Trust I, a Massachusetts business trust (“ETF Trust”) (the “Reorganization”). The Acquiring Fund, like the Target Fund, focuses on value companies included in the Russell 1000® Value Index and uses that index as its primary performance benchmark. The Acquiring Fund also has investment restrictions similar to those of the Target Fund.

The Agreement, which is by and among CFST II, on behalf of the Target Fund, ETF Trust, on behalf of the Acquiring Fund, and Columbia Threadneedle (solely with respect to Sections 5.3, 7.3, 10.2 and 12.2), provides for: (i) the acquisition of the assets and assumption of the liabilities and obligations of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund of equal value to the net assets of the Target Fund being acquired (less the value of any cash delivered to the Target Fund for distribution to Target Fund shareholders in lieu of any fractional shares of the Acquiring Fund that would have otherwise been distributable to such shareholders); (ii) the pro rata distribution of such shares to the shareholders of the Target Fund, with cash distributed in lieu of fractional Acquisition Shares; and (iii) the complete liquidation and dissolution of the Target Fund, all upon the terms and conditions set forth in the Agreement. The Agreement has been filed as an exhibit to the Acquiring Fund’s Registration Statement on Form N-14 of which the Combined Information Statement/Prospectus is a part.

In connection with the Reorganization, shareholders will receive ETF shares of the Acquiring Fund equal in value to their investment in the Target Fund (less the value of cash to be distributed to such shareholders in lieu of fractional shares of the Acquiring Fund). As discussed further below, some shareholders may need to take additional action in order to buy and sell shares of the Acquiring Fund received in connection with the Reorganization. However, the Reorganization will not dilute the value of your investment. Cash payments received in lieu of fractional shares of the Acquiring Fund (because the Acquiring Fund does not issue fractional shares, as it trades in whole shares only) will be taxable for shareholders who hold fractional shares in a taxable account.

After careful consideration, the Board has unanimously approved the Reorganization based on its determination that it is in the best interest of Target Fund shareholders. Expected benefits of the Reorganization include a lower expense ratio for the Acquiring Fund when compared to the gross and net expense ratios of each class of the Target Fund and improved tax efficiency associated with the ETF structure. The Reorganization is currently expected to occur on or about March 16, 2026, though the Reorganization may be delayed. Shareholder approval of the Reorganization is not required. The Combined Information Statement/Prospectus is for informational purposes only, and you do not need to do anything in response to receiving it except confirm whether you have a brokerage account that can accept shares of an ETF and to consider opening such an account, if you wish to transact in shares of the Acquiring Fund. We are not asking you for a proxy (i.e., for vote instructions), and you are requested not to send a proxy (provide voting instructions). Details regarding the terms of the Reorganization, including its potential benefits and costs to shareholders and information for shareholders who are not currently eligible to hold ETF shares, are discussed in the Combined Information Statement/Prospectus, which we urge you to review carefully. Please read this Combined Information Statement/Prospectus and keep it for future reference.

Sincerely,

Michael G. Clarke, President

Columbia Funds Series Trust II

COLUMBIA FUNDS SERIES TRUST II

Columbia Integrated Large Cap Value Fund

COMBINED INFORMATION STATEMENT/PROSPECTUS

October 22, 2025

Columbia Management Investment Advisers, LLC (“Columbia Threadneedle”) has recommended, and the Board of Trustees of the Columbia Integrated Large Cap Value Fund (the “Target Fund”) have approved, a proposal to reorganize the Target Fund into Columbia Research Enhanced Value ETF (the “Acquiring Fund”). Both the Target Fund and the Acquiring Fund are managed by Columbia Threadneedle. It is proposed that the Target Fund, which is currently operated as a mutual fund, will be converted into an exchange-traded fund (“ETF”) through a merger with and into the Acquiring Fund (the “Reorganization”). The Target Fund and Acquiring Fund are referred to collectively as the “Funds.” No shareholder approval is required to effect the Reorganization, which is expected to be completed on or about March 16, 2026.

This is a brief overview of the Reorganization of the Target Fund. We encourage you to read the full text of the enclosed combined Information Statement/Prospectus (the “Combined Information Statement/Prospectus”) to obtain detailed information with respect to the Reorganization of the Target Fund. This Combined Information Statement/Prospectus was first mailed to shareholders of the Target Fund beginning on or about October 29, 2025.

SHAREHOLDER APPROVAL OF THE REORGANIZATION IS NOT REQUIRED. THIS COMBINED INFORMATION STATEMENT/PROSPECTUS IS FOR INFORMATIONAL PURPOSES ONLY, AND YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO RECEIVING IT EXCEPT TO CONFIRM WHETHER YOU HAVE A BROKERAGE ACCOUNT THAT CAN ACCEPT SHARES OF AN ETF AND TO CONSIDER OPENING SUCH AN ACCOUNT, IF NEEDED. NO FUND IS ASKING YOU FOR A PROXY OR TO VOTE ON ANYTHING WITH RESPECT TO THE REORGANIZATION AND YOU ARE NOT BEING REQUESTED TO SEND A PROXY OR ANY VOTING INSTRUCTION TO THE FUND WITH RESPECT TO THE REORGANIZATION.

Shareholders of the Target Fund should know the options available to them with respect to the Reorganization, including (i) maintaining current positions in Target Fund shares and receiving shares of the Acquiring Fund (“Acquisition Shares”) on the Closing Date (as defined below); (ii) exchanging Target Fund shares for shares of another Columbia Threadneedle mutual fund prior to the Reorganization; and (iii) redeeming Target Fund shares prior to the Reorganization. Target Fund shareholders holding shares in a taxable account should also consider possible tax consequences of (ii) and (iii).

Importantly, in order to buy and sell shares of the Acquiring Fund received as a result of the Reorganization, you must hold your Target Fund shares through a brokerage account that can transact in shares of an ETF prior to the Reorganization. Some accounts may permit mutual fund investments only. Subject to limited exceptions (for example, with respect to any cash received in lieu of fractional Acquisition Shares), if your Target Fund shares are not held through a brokerage account that can transact in shares of an ETF at the time of the Reorganization, the Acquisition Shares you receive as a result of a Reorganization will be held by a stock transfer agent for your benefit until a brokerage account is identified into which the Acquisition Shares can be transferred. As planned, if Acquisition Shares held at the stock transfer agent are not transferred into a brokerage account within a year of the Closing Date of the Target Fund’s Reorganization, the stock transfer agent will liquidate the Acquisition Shares and the cash proceeds will be sent to the accountholder of record (subject to applicable federal or state laws concerning unclaimed property). The liquidation of Acquisition Shares may be subject to fees and expenses and will be a taxable event for shareholders who hold their shares in a taxable account.

Q: What information is included in the Combined Information Statement/Prospectus?

The enclosed Combined Information Statement/Prospectus provides information about the Reorganization of the Target Fund, and information about the ETF shares that you will receive as a result of the Reorganization. Although the Combined Information Statement/Prospectus includes information that you should review and keep for future reference, it is not a solicitation of a proxy from you. You are not being asked to vote on any matter in connection with the Reorganization.

Q: What is a fund reorganization?

A fund reorganization involves one target fund transferring all of its assets to an acquiring fund in exchange for shares of such acquiring fund and the assumption by the acquiring fund of all liabilities and obligations of the target fund. Once completed, shareholders of the fund being reorganized (i.e., the target fund) will hold shares of the acquiring fund, and the target fund thereafter is typically dissolved, which will be the case for the Target Fund.

Q: What funds will be involved in the Reorganization?

The Combined Information Statement/Prospectus provides information about the Reorganization of the Target Fund into the Acquiring Fund, as set forth in the table below:

Target Fund		Acquiring Fund
Columbia Integrated Large Cap Value Fund	g	Columbia Research Enhanced Value ETF

Q: What actions do I need to take in connection with the Reorganization?

None – unless you hold Target Fund shares in an account that cannot transact in ETF shares. In order to buy and sell the shares of the Acquiring Fund you receive in the Reorganization you would need to hold such shares in a brokerage account that can transact in ETF shares.

In accordance with the Target Fund’s Agreement and Declaration of Trust and applicable state and U.S. federal law (including Rule 17a-8 under the Investment Company Act of 1940, as amended (the “1940 Act”)), the Reorganization may be effected without the approval of shareholders of the Target Fund. Your Target Fund shares will automatically be converted into shares of the Acquiring Fund on the Closing Date of the Reorganization of the Target Fund with and into the Acquiring Fund. You will receive written confirmation that this change has taken place. No certificates for shares will be issued in connection with the Reorganization. The aggregate net asset value (the “NAV”) of the Acquisition Shares you receive with respect to a class of Target Fund Shares in the Reorganization will be equal to the aggregate NAV of the relevant class of shares you own in the Target Fund computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date (as defined below) less cash you receive in lieu of fractional Acquisition Shares. If you sell your shares or are otherwise no longer a shareholder of the Target Fund as of the Closing Date of the Reorganization, this transaction will not impact you.

It is important for you to determine whether you hold your Target Fund shares in the type of account that can accommodate the ETF shares that will be received in the Reorganization. If you hold your shares of the Target Fund in an account directly with the Target Fund at the Target Fund’s transfer agent or in a brokerage account with a financial intermediary that only allows you to hold mutual fund shares, you will need to set up a brokerage account that allows investments in ETF shares if the Reorganization is consummated and you wish to transact in shares of the Acquiring Fund. For more information see the section of the enclosed Combined Information Statement/Prospectus titled “Section A – The Reorganization – Summary – Important Information for Target Fund Shareholders.”

Q: Why did Columbia Threadneedle propose the Reorganization?

Columbia Threadneedle, the investment adviser for the Target Fund and Acquiring Fund, has recommended the Reorganization because it believes that the Reorganization is in the best interests of shareholders of the Target Fund. Columbia Threadneedle believes that reorganizing the Target Fund into the Acquiring Fund and the resulting conversion into an ETF may offer operational advantages, including lower overall operating expenses, potentially more efficient portfolio management, and more flexible trading of shares of the Acquiring Fund (i.e. the ability of shareholders to buy or sell shares at current market prices throughout the trading hours of NYSE Arca, the exchange upon which shares of the Acquiring Fund are listed and trade). Further, management believes that, absent the Reorganization, the Target Fund, is unlikely to achieve long-term economic viability. Also, although past performance is no guarantee of future results, the Acquiring Fund outperformed the Target Fund over the 1, 3 and 5-year periods ended June 30, 2025. For more information, please see “What are some features of ETFs that differ from mutual funds?” below. Following the Reorganization, shareholders of the Target Fund would be invested in a fund with a lower net annual fund operating expense ratio. Please refer to “Section A – The Reorganization – Summary – Fees and Expenses” and “Section A – The Reorganization – Synopsis – Comparison of Management of the Funds” in the enclosed Combined Information Statement/Prospectus for a detailed discussion of the Reorganization’s expected impact on management fee rates and total and net annual fund operating expense ratios. The Acquiring Fund like the Target Fund, focuses on value companies included in the Russell 1000® Value Index and uses that index as its primary performance benchmark. The Funds have similar investment policies, broadly similar investment strategies (though the Acquiring Fund follows a passive, index-tracking approach, while the Target Fund follows an active approach) and similar investment restrictions. Please see “The Reorganization – Synopsis – Comparison of Investment Objectives, Principal Investment Strategies and Non-Fundamental Investment Policies” in the enclosed “Combined Information Statement/Prospectus” for a detailed comparison of the investment objective, principal investment strategies and risks of the two Funds.

Q: What will happen if the Reorganization occurs?

If the closing conditions of the Reorganization under the Agreement are satisfied or waived, then shareholders of the Target Fund will become shareholders of the Acquiring Fund on or about March 16, 2026 (the “Closing Date”) and will no longer be shareholders of the Target Fund. Shareholders of the Target Fund will receive shares of the Acquiring Fund with an equivalent aggregate NAV of their holdings in the relevant class of the Target Fund (less the value of cash to be distributed to such shareholders in lieu of fractional Acquisition Shares).

In particular, the Agreement provides that (1) the assets of the Target Fund will be acquired by the Acquiring Fund and the liabilities and obligations of the Target Fund will be assumed by the Acquiring Fund in exchange for Acquisition Shares of equal value to the net assets attributable to each class of the Target Fund being acquired, with cash to be delivered to the Target Fund in lieu of fractional Acquisition Shares that would otherwise be distributed to shareholders of the Target Fund; and (2) the Acquisition Shares received by the Target Fund in the exchange will then be distributed pro rata to shareholders of the Target Fund, with the cash equivalent to the value of any fractional Acquisition Shares due to shareholders being delivered to such shareholders. After the Acquisition Shares and cash are distributed to the Target Fund’s shareholders, the Target Fund will be liquidated.

Q: What are some features of ETFs that differ from mutual funds?

The following are some unique features of ETFs that differ from mutual funds:

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Sales of ETF Shares on an Exchange throughout the Business Day. ETFs provide shareholders with the opportunity to purchase and sell shares throughout the business day of an exchange upon which shares of an ETF list and trade, buying and selling ETF shares at market-determined prices, instead of being required to wait to make a purchase or a redemption at the next calculated NAV per share at the end of the trading day in the case of a mutual fund. This means that when a shareholder decides to purchase or sell shares of the ETF, the shareholder can act on that decision during and throughout the exchange’s business day by contacting the shareholder’s broker to execute the trade. The market price per share of the ETF may be higher or lower than the then-current net asset value per share of the ETF and may be higher or lower than the ETF’s next calculated NAV at the close of the trading day.

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Sales only through a Broker. While a mutual fund’s shares may be directly purchased or redeemed from the fund at NAV, individual shares of ETFs, like the Acquiring Fund, may only be purchased and sold on a stock exchange through a financial intermediary, such as a broker, at market prices, which can change throughout a market trading day. Shares of the Acquiring Fund may be purchased or redeemed directly from the Acquiring Fund only in large blocks of shares (“Creation Units”), and only an authorized participant (“Authorized Participant”) may engage in purchase or redemption transactions directly with the Acquiring Fund. Once created, shares of the Acquiring Fund may be purchased and sold through a financial intermediary at market prices. When buying and selling shares through a financial intermediary, a shareholder may incur brokerage or other charges determined by the financial intermediary, although ETFs trade with no transaction fees (“NTF”) on many platforms. In addition, a shareholder of an ETF, such as the Acquiring Fund, may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Because ETF shares trade at market prices rather than at NAV per share, shares of an ETF may trade at a price less than (discount) or greater than (premium) the then-current net asset value per share of the Acquiring Fund. The trading prices of an ETF’s shares in the secondary market will fluctuate continuously throughout trading hours based on the supply and demand for the ETF’s shares and shares of the underlying securities or other assets held by the ETF, economic conditions and other factors.

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Tax Efficiency. In a mutual fund, when portfolio securities are sold, including in order to rebalance holdings or to raise cash for redemptions, the sale can create capital gains that impact all taxable shareholders of the mutual fund. In contrast, many ETFs create and redeem their shares in kind. ETFs typically do not

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recognize capital gains on in-kind distributions in redemption of their shares, which enables them to distribute appreciated securities to redeeming shareholders without recognizing gain on those securities. Thus, an ETF’s in-kind redemptions generally do not result in taxable distributions for its non-redeeming shareholders. Instead, non-redeeming ETF shareholders in an ETF that creates and redeems its shares in kind may recognize capital gains with respect to their ETF shares when they sell their ETF shares in the market on an exchange. The Acquiring Fund will issue and redeem shares at NAV only with Authorized Participants and only in Creation Units (in the case of the Acquiring Fund, 25,000 shares equals one Creation Unit). Creation Units are issued and redeemed directly by an ETF for cash and/or in-kind for securities.

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Transparency. Currently, the Target Fund only provides periodic disclosure of its complete portfolio holdings (typically monthly with a 15-calendar day lag). The Acquiring Fund is an ETF that discloses its portfolio holdings each business day (referred to as a transparent ETF). This holdings information, along with other information about the Acquiring Fund, is available on the Acquiring Fund’s website at https://columbiathreadneedleus.com/etfs.

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Single Share Class. A mutual fund, like the Target Fund, may offer multiple share classes with different sales charges, expenses, and/or minimum investments. The Acquiring Fund does not issue multiple classes of shares. The Acquiring Fund does not assess a sales charge, but investors buying such ETF shares in the market may pay fees, such as brokerage commissions, to financial intermediaries when transacting in ETF shares.

In addition, the Acquiring Fund is subject to certain risks unique to operating as an ETF. For more information, see “Section A – The Reorganization – Synopsis – Comparison of Principal Risks” in the enclosed “Combined Information Statement/Prospectus.”

Q: Has the Target Fund’s Board approved the Reorganization?

Yes, the Boards of Trustees of Columbia Funds Series Trust II (“CFST II”) and ETF Trust (the “Board”) has approved the Reorganization because it believes that it is in the best interests of the Target Fund. At a meeting held in September 2025, the Board carefully reviewed the terms of the Reorganization and unanimously approved the Agreement. For the reasons set forth in the “Board Considerations” section of this Combined Information Statement/Prospectus, the Board, including the Trustees who are not “interested persons” as defined in the 1940 Act of CFST II has determined that participation in the Reorganization is in the best interests of the Target Fund. The Board also concluded that no dilution in value would result to the shareholders of the Target Fund as a result of the Reorganization.

Q: How will the Reorganization affect me as a shareholder?

If the Reorganization is completed, you will cease to be a shareholder of the Target Fund and will become a shareholder of the Acquiring Fund. Upon completion of the Reorganization, Target Fund shareholders will own shares of the Acquiring Fund having an aggregate NAV equal to the aggregate NAV of the relevant class of shares of the Target Fund that were owned when the Reorganization happened (less the value of any cash delivered such shareholders in lieu of fractional shares of the Acquiring Fund). Shares of the Acquiring Fund will be transferred to a shareholder’s brokerage account. For Target Fund shareholders that hold Target Fund shares through accounts that are not permitted to transact in Acquisition Shares, such Acquisition Shares will be held by a transfer agent of the Acquiring Fund as agent for and for the account and benefit of the Target Fund shareholders for one year, after which they will be liquidated and the proceeds will be sent to the Target Fund shareholders. If you hold your Target Fund shares through a fund direct individual retirement account (“IRA”), including a Columbia IRA, SEP IRA, SIMPLE IRA, Roth IRA or Coverdell Education Savings Account with UMB Bank as custodian, and do not take action prior to the Reorganizations, UMB Bank will liquidate your Target Fund shares and reinvest the proceeds in shares of the corresponding class of Columbia Government Money Market Fund in an amount equal in value to the NAV of your Target Fund shares.

For more information about the brokerage account needed to hold shares of the Acquiring Fund, see “Section A – The Reorganization – Summary – Important Information for Target Fund Shareholders” in the enclosed Combined Information Statement/Prospectus.

Shares of the Acquiring Fund are not issued in fractional shares. As a result, the Target Fund shareholders will receive cash equivalent to the value of any fractional Acquisition Shares due to such shareholders, which will be a taxable redemption of shares for shareholders who hold fractional shares in a taxable account. Shareholders should consult their tax advisors to determine the effect of the redemption of fractional Acquisition Shares.

After the Reorganization, individual shares of the Acquiring Fund may only be purchased and sold on the NYSE Arca, other national securities exchanges, electronic crossing networks and other alternative trading systems. Should a former Target Fund shareholder decide to purchase or sell shares in the Acquiring Fund after the Reorganization, the shareholder will need to place a trade through a financial intermediary, such as a broker, who will execute the trade on an exchange at prevailing market prices. Because shares of the Acquiring Fund trade at market prices rather than at NAV per share, the Acquiring Fund shares may trade at a price less than (discount) or greater than (premium) the then-current net asset value per share of the Acquiring Fund. As with all ETFs, your financial intermediary may charge a commission or other transaction fee for purchase and sale transactions in ETF shares, although ETFs trade with NTF on many platforms. In addition, it is ETF Trust’s understanding that the brokerage account statements that Acquiring Fund shareholders will receive from financial intermediaries following the Reorganization will provide information on the market price of the Acquiring Fund’s shares and not the NAV per share of the Acquiring Fund as would be the case for a mutual fund. Unlike the Target Fund, the Acquiring Fund does not offer exchange privileges.

All existing account-level features and options such as rights of accumulation, dividend diversification, automatic investment plans, systematic withdrawals and dollar-cost averaging currently set up for your Target Fund account will no longer be available as features in the Acquiring Fund while held by the stock transfer agent. In addition, purchases of shares of the Acquiring Fund will no longer be allowed while your Acquisition Shares are held by the stock transfer agent.

Q: Will the portfolio managers of my fund change as a result of the Reorganization?

Yes. While Columbia Threadneedle is also the investment manager of the Acquiring Fund, the portfolio managers of the Acquiring Fund are different than the portfolio managers for the Target Fund. The portfolio managers of the Acquiring Fund are expected to continue to manage the Acquiring Fund following the Reorganization.

Q: Who will bear the expenses of the Reorganization?

You will not pay any sales charges in connection with receiving Acquisition Shares issued in the Reorganization. Under the Agreement, the expenses of the Reorganization are expected to be borne by the Target Fund, to the extent that such expenses (other than costs of repositioning the Target Fund’s portfolio) do not exceed the anticipated reduction in expenses that shareholders of the Target Fund will realize in the first year following the Reorganization. Any amounts in excess of this limit will be borne by Columbia Threadneedle. If the Reorganization does not occur, Columbia Threadneedle will bear all expenses associated with the Reorganization.

Q: Will there be any costs associated with portfolio repositioning?

Yes. There will be repositioning costs in connection with the Reorganization. It is anticipated that the Target Fund will bear brokerage commissions and transaction fees arising from sales of portfolio assets by the Target Fund prior to and in connection with the Reorganization. See the section of the enclosed Combined Information Statement/Prospectus titled “Section A – The Reorganization – Summary – Fees and Expenses” for additional information regarding the Target Fund’s portfolio repositioning.

Q: What are the U.S. federal income tax consequences of the Reorganization?

The Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, (the

“Code”) and generally is not expected to result in recognition of gain or loss by the Target Fund or its shareholders. However, shareholders who hold fractional shares of the Target Fund will receive cash compensation in lieu of fractional Acquisition Shares (because ETFs do not offer or make available fractional shares). Such shareholders will generally be required to recognize gain or loss upon the receipt of cash as value for their fractional Acquisition Shares. In addition, shareholders who hold their Target Fund shares in a brokerage account that cannot hold shares of an ETF and who do not establish a brokerage account that can hold shares of an ETF within one year from the Closing Date of the applicable Reorganization will receive a cash payment in liquidation of the Acquisition Shares they are entitled to receive as part of the Reorganization. Such shareholders will generally be required to recognize gain or loss upon the receipt of cash for their Acquisition Shares, based on such shareholder’s adjusted tax basis in his or her Acquisition Shares. The Target Fund may be required to sell securities in order to fund such share liquidations, which may result in the recognition of gains that are distributed to shareholders of the Target Fund as taxable dividends.

Prior to the Reorganization, the Target Fund will declare a distribution to shareholders that, together with all previous distributions qualifying for the dividends-paid deduction, will have the effect of distributing to shareholders, all of its investment company taxable income, net tax-exempt income (if any), and net capital gains, including those realized on the disposition of portfolio securities, whether independent of or in connection with the Reorganization, effected prior to the Reorganization. This distribution will generally be taxable to shareholders.

As a condition of the closing of the Reorganization and assuming the parties comply with the terms of the Agreement and Columbia Funds Series Trust II, on behalf of the Target Fund, and ETF Trust, on behalf of the Acquiring Fund, will receive an opinion of counsel regarding the federal income tax consequences of the Reorganization. Shareholders should consult their tax advisers about state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this Combined Information Statement/Prospectus relates only to the federal income tax consequences of the Reorganization.

For more information see the section of the enclosed Combined Information Statement/Prospectus entitled “Section A - The Reorganization – Additional Information About the Reorganization – U.S. Federal Income Tax Status of the Reorganization.”

Q: Will there be any changes to my fees and expenses as a result of the Reorganization?

Yes. Following the Reorganization, the total and net annual fund operating expenses of the Acquiring Fund are expected to be lower than those of each share class of the Target Fund. The Acquiring Fund employs a unitary fee structure pursuant to which Columbia Threadneedle bears substantially all operating expenses of the Acquiring Fund, subject to certain exceptions. The contractual (unitary) management fee rate for the Acquiring Fund is lower than the contractual management fee rate of the Target Fund at all breakpoints1. For a more detailed discussion of the Funds’ fees and expenses, see the section of the enclosed Combined Information Statement/Prospectus titled “Section A – The Reorganization – Summary – Fees and Expenses.”

Q: What types of accounts cannot transact in shares of the Acquiring Fund received as part of the Reorganization?

The following account types generally cannot transact in shares of ETFs:

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Fund Direct Accounts. If you hold your Target Fund shares in a fund direct account, you should transfer your Target Fund shares to a brokerage account that can accept shares of the Acquiring Fund prior to the Closing Date. Target Fund shareholders holding shares in a fund direct account (other than a fund direct IRA, as separately discussed below) who do not establish a brokerage account prior to the Closing Date shall have their Acquisition Shares held by a stock transfer agent for their benefit for up to one year. As planned, if Acquisition Shares held at the stock transfer agent are not transferred into a brokerage account within a year of the Closing Date of the Target Fund’s Reorganization, the stock transfer agent will liquidate the Acquisition Shares and the cash proceeds will be sent to the accountholder of record (subject to applicable federal or state laws concerning unclaimed property). As for fund direct account IRA holders, including a Columbia IRA, SEP IRA, SIMPLE IRA, Roth IRA or Coverdell Education Savings Account with UMB Bank as custodian, if you hold your Target Fund shares through a fund direct IRA and do not take action prior to the Reorganization, UMB Bank will liquidate your Target Fund shares and reinvest the proceeds in shares of the corresponding class of Columbia Government Money Market Fund equal in value to the NAV of your Target Fund shares. You have a fund direct account (non-IRA and IRA holders) if you receive quarterly account statements directly from the Target Fund and not from a third-party financial intermediary, such as a broker or dealer. If a shareholder holds Target Fund shares in a non-taxable account, a fund direct IRA, as described above, distributions and sale/redemption proceeds with respect to those shares generally will not be currently taxable to the shareholder if those amounts, including any

[1]

On September 5, 2025, in connection with the approval of the Reorganization, Columbia Threadneedle proposed, and the Board approved, to voluntarily waive fees and/or reimburse expenses, effective October 1, 2025 so that the Target Fund’s net operating expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, infrequent and/or unusual expenses, and any Reorganization expenses) do not exceed 0.44% for Class A and 0.19% for Class Inst.

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Columbia Government Money Market Fund shares purchased with redemption proceeds, remain in the non-taxable account. Shareholders should consult with their tax advisor about the tax consequences of the liquidation and reinvestment. The Target Fund may be required to sell securities in order to fund such share liquidations, which may result in the recognition of gains that are distributed to shareholders of the Target Fund as taxable dividends. For Target Fund shareholders that hold Target Fund shares through accounts that are not permitted to hold Acquisition Shares, such Acquisition Shares will be held by a transfer agent of the Acquiring Fund as agent for and for the account and benefit of the Target Fund shareholders for one year, after which they will be liquidated and proceeds will be sent to the Target Fund shareholders. The conversion of Acquisition Shares to cash may be subject to fees and expenses and will be a taxable event for shareholders who hold their shares in a taxable account.

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Non-Accommodating Brokerage Accounts. If you hold your Target Fund shares in a brokerage account with a financial intermediary that only allows you to transact in shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investment in ETF shares.

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Non-Accommodating Retirement Accounts. If you hold your Target Fund shares through an IRA or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to make a new investment selection in your non-accommodating retirement account or your financial intermediary may divest you from the Target Fund and select a different investment option prior to the Reorganization.

Q: How do I transfer my Target Fund shares from a non-accommodating brokerage account to a brokerage account that will accept Acquiring Fund shares?

The financial intermediary, such as a broker or dealer, where you hold your Target Fund shares should be able to assist you in changing your account to an account that is permitted to hold ETF shares. Contact your broker right away to make the necessary changes to your account.

Q: What will happen if I don’t have a brokerage account that can hold ETF shares at the time of the Reorganization?

If your shares are held in an account that cannot accept ETF shares at the time of the Reorganization, the Acquisition Shares received by you in the Reorganization will be held by a stock transfer agent until a brokerage account is identified into which the Acquisition Shares can be transferred. If the Acquisition Shares are not transferred into a brokerage account within a year of the Closing Date of the Target Fund’s Reorganization, the stock transfer agent will liquidate the Acquisition Shares and the cash proceeds will be sent to the accountholder of record (subject to applicable federal or state laws concerning unclaimed property). The liquidation of Acquisition Shares may be subject to fees and expenses and will be a taxable event for shareholders who hold their shares in a taxable account.

If you hold your Target Fund shares in an account directly with the Target Fund at its transfer agent, Columbia Management Investment Services Corp. (a “fund direct account”), you should transfer your Target Fund shares to a brokerage account that can accept shares of the Target Fund prior to the Reorganization. For this purpose, a fund direct account includes a fund direct IRA, including a Columbia IRA, SEP IRA, SIMPLE IRA, Roth IRA or Coverdell Education Savings Account with UMB Bank as custodian. If you hold your Target Fund shares through a fund direct IRA and do not take action prior to the Reorganization, UMB Bank will liquidate your Target Fund shares and reinvest the proceeds in shares of the corresponding class of Columbia Government Money Market Fund equal in value to the NAV of your Target Fund shares. Because such Target Fund shares are currently held in a non-taxable account, distributions and redemption proceeds with respect to those shares generally will not be currently taxable to the shareholder if those amounts, including any Columbia Government Money Market Fund shares purchased with redemption proceeds, remain in the non-taxable account.

Q: What if I don’t want to hold ETF shares?

If you do not want to receive ETF shares in connection with the Reorganization, you may redeem your shares of the Target Fund or you may exchange those shares for shares of another eligible mutual fund managed by Columbia Threadneedle until March 12, 2026. In connection with the Reorganization, beginning on February 1, 2026, no contingent deferred sales charges will be imposed on redemptions of Class A shares of the Target Fund. If a Target Fund shareholder redeems his or her shares and such shares are held in a taxable account, the shareholder will recognize a taxable gain or loss based on the difference between the redeeming shareholder’s tax basis in the shares and the amount that the redeeming shareholder receives for them. Shareholders of the Target Fund may exchange their Target Fund shares for shares of the same class of any mutual fund, other than the Target Fund, that is managed by Columbia Threadneedle, as applicable, generally without paying any additional sales charges, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund and the shareholder is eligible to invest in such shares. Please see the prospectus for such other Columbia mutual funds (which are not part of this Combined Information Statement/Prospectus). Such an exchange of shares for shares in another fund will generally result in the recognition of taxable gain or loss for shareholders holding shares in a taxable account. As an ETF, the Acquiring Fund does not provide for the exchange of shares.

Q: What is the anticipated timing of the Reorganization?

The Reorganization is currently expected to be completed on or about March 16, 2026.

Q: Can I purchase, redeem or exchange Target Fund shares before the Reorganizations take place?

Yes. You can purchase Target Fund shares until March 10, 2026. The Target Fund will accept requests for redemptions or exchanges only if received in proper form before the close of trading on the NYSE (usually 4:00 p.m. Eastern time or the time trading closes on the NYSE, whichever is earlier), on March 12, 2026. Any shares not redeemed or exchanged before such time will be exchanged for Acquisition Shares on the Closing Date; and, after such time, Target Fund shareholders wishing to sell their Acquisition Shares must do so on an exchange using their brokerage account.

Q: Whom should I call if I have questions?

If you have questions about any of the Reorganization described in the Combined Information Statement/Prospectus, please call 800-345-6611.

COLUMBIA FUNDS SERIES TRUST II

Columbia Integrated Large Cap Value Fund

COMBINED INFORMATION STATEMENT/PROSPECTUS

Dated October 22, 2025

Introduction

This combined Information Statement and Prospectus (the “Combined Information Statement/Prospectus”) is an information statement for the Target Fund (as defined below) and a prospectus for the Acquiring Fund (as defined below). The Combined Information Statement/Prospectus relates to the merger of the Target Fund with and into the Acquiring Fund (the “Reorganization”). The table below sets forth the Target Fund and the Acquiring Fund for the Reorganization.

Target Fund		Acquiring Fund

Columbia Integrated Large Cap Value Fund	g	Columbia Research Enhanced Value Research Enhanced Value ETF

The address of the Target Fund and Acquiring Fund is 290 Congress Street, Boston, MA 02210. The telephone number for the Target Fund is (800) 345-6611 and the telephone for the Acquiring Fund is (800) 426-3750. This Combined Information Statement/Prospectus was first mailed to shareholders of the Target Fund beginning on or about October 29, 2025. This Combined Information Statement/Prospectus explains what you should know about the Reorganization and investing in your Acquiring Fund. You should read this document carefully and retain it for future reference.

THIS COMBINED INFORMATION STATEMENT/PROSPECTUS IS FOR INFORMATION PURPOSES ONLY, AND YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO RECEIVING IT EXCEPT TO CHECK FOR WHETHER YOU HAVE A BROKERAGE ACCOUNT THAT CAN ACCEPT SHARES OF AN EXCHANGE-TRADED FUND (“ETF”) AND CONSIDER OPENING SUCH AN ACCOUNT, IF NEEDED. NO FUND IS ASKING YOU FOR A PROXY OR TO VOTE ON ANYTHING WITH RESPECT TO THE REORGANIZATION AND YOU ARE NOT BEING REQUESTED TO SEND US A PROXY OR ANY VOTING INSTRUCTION WITH RESPECT TO THE REORGANIZATION.

The terms and conditions of the Reorganization are further described in this Combined Information Statement/Prospectus and are set forth in the form of Agreement and Plan of Reorganization (the “Agreement”).

With respect to the Target Fund, the Boards of Trustees of the Columbia Funds Series Trust II (“CFST II”) and Columbia ETF Trust I (“ETF Trust”) (the “Board”) unanimously approved the proposed Reorganization and Agreement. The Board of the Target Fund determined that participation in the Reorganization is in the best interests of the Target Fund and that the interests of existing Target Fund shareholders will not be diluted as a result of the Reorganization. In addition, the Board of the Acquiring Fund approved the proposed Reorganization and determined it is in the best interests of the Acquiring Fund.

The Reorganization is anticipated to close on or around March 16, 2026 (the “Closing Date”). The Closing Date may be delayed. The Target Fund intends to publicly disclose any changes to the Closing Date. In preparation for the closing of the Reorganization, purchase orders must be received by the Target Fund by March 10, 2026. The Target Fund will accept requests for redemptions or exchanges only if received in proper form before the close of trading on the NYSE (usually 4:00 p.m. Eastern time or the time trading closes on the NYSE, whichever is earlier), on March 12, 2026.

Each of the Target Fund and the Acquiring Fund is a series of a registered, open-end management investment company, although the Target Fund is a mutual fund while the Acquiring Fund is an ETF. The Acquiring Fund will be the accounting and performance survivor in the Reorganization.

In order to transact in shares of the Acquiring Fund received as part of the Reorganization, you must hold your Target Fund shares in a brokerage account that can hold shares of an ETF. If Target Fund shareholders do not hold their shares of the Target Fund through a brokerage account that can hold shares of an ETF, the shares of the Acquiring Fund they receive as part of the applicable Reorganization will be held by the Acquiring Fund’s transfer agent for the benefit of the Target Fund shareholders for one year from the Closing Date to provide them with an opportunity to transfer their Acquisition Shares to an account that can transact in ETF shares, after which their Acquisition Shares will be liquidated and proceeds will be sent to the Target Fund shareholders. This Combined Information Statement/Prospectus includes additional information on the actions that Target Fund shareholders must take in order to transact in shares of the Acquiring Fund as part of the Reorganization if they do not currently hold their Target Fund shares through a brokerage account that can hold ETF shares.

This Combined Information Statement/Prospectus includes information about the Agreement and the Acquiring Fund. You should retain this Combined Information Statement/Prospectus for future reference. Additional information about the Target Fund, the Acquiring Fund and the proposed transaction has been filed with the U.S. Securities and Exchange Commission (“SEC”) and can be found in the following documents, which are incorporated into this Combined Information Statement/Prospectus by reference:

•

The prospectus of CFST II on behalf of Columbia Integrated Large Cap Value Fund, dated January 1, 2025, as supplemented and amended to date (File No. 811-21852; SEC Accession No. 0001193125-24-283725);

ii

•	The statement of additional information of CFST II, dated January 1, 2025, as supplemented and amended to date (File No. 811-21852; SEC Accession No. 0001193125-24-283725);

•

The audited financial statements and other information of Columbia Integrated Large Cap Value Fund filed on Form N-CSR for the fiscal year ended August 31, 2024 (File No. 811-21852; SEC Accession No. 0000898439-24-000918);

•

The unaudited financial statements and other information of Columbia Integrated Large Cap Value Fund filed on Form N-CSRS for the fiscal period ended February 28, 2025 (File No. 811-21852; SEC Accession No. 0001145549-25-028857); and

•	A statement of additional information dated October 22, 2025, relating to this Combined Information Statement/Prospectus.

You may request a free copy of the statement of additional information relating to this Combined Information Statement/Prospectus or the Target Fund’s Prospectus without charge by calling Columbia Funds at (800) 345-6611 or by writing to Columbia Management Investment Services Corp., P.O. Box 219104, Kansas City, MO 64121.

To obtain a free copy of the Acquiring Fund’s prospectus or to request other information about the Acquiring Fund, please contact the Acquiring Fund by calling Columbia Funds at (800) 426-3750, by writing to Columbia Funds at 290 Congress Street, Boston, MA 02210, or online at columbiathreadneedleus.com/etfs.

Please note that investments in the Funds are not bank deposits, are not federally insured, are not guaranteed by any bank or government agency and may lose value. There is no assurance that any Fund will achieve its investment objectives.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS COMBINED INFORMATION STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

iii

SECTION A — THE REORGANIZATION

The following information describes the proposed merger of the Target Fund into the Acquiring Fund (the “Reorganization”). The Target Fund and the Acquiring Fund are referred to collectively as the “Funds.” You should read the more complete information in the rest of this Combined Information Statement/Prospectus, including the Acquiring Fund’s Prospectus and the Agreement (which has been filed as an exhibit to the Acquiring Fund’s Registration Statement on Form N-14 of which this Combined Information Statement/Prospectus is a part).

SUMMARY

Columbia Management Investment Advisers, LLC (“Columbia Threadneedle” or the “Investment Manager”) has recommended the Reorganization of the Target Fund with and into the Acquiring Fund. The Board of CFST II and ETF Trust has approved the Reorganization, with an anticipated close on or about March 16, 2026.

This Combined Information Statement/Prospectus provides information about the Reorganization of the Target Fund with and into the Acquiring Fund. The following is only a summary of certain information contained in this Combined Information Statement/Prospectus. More complete information appears later in this Combined Information Statement/Prospectus. You should carefully read the entire Combined Information Statement/ Prospectus and the exhibits because they contain details that are not included in this summary.

How The Reorganization Will Work. The following provides an overview of how the Reorganization will work.

•

Pursuant to the Agreement, the Target Fund will transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund (“Acquisition Shares”) (with cash in lieu of fractional Acquisition Shares) and the Acquiring Fund’s assumption of all liabilities and obligations of the Target Fund. Immediately after the closing, the Target Fund will liquidate and distribute pro rata to shareholders of record of each class of its shares the Acquisition Shares received by the Target Fund, with cash distributed in lieu of fractional Acquisition Shares.

•

The Acquiring Fund will issue and deliver Acquisition Shares with an aggregate net asset value (“NAV”) equal to the aggregate value of the assets that it receives from the Target Fund, net of any liabilities and any expenses of the Reorganization payable by the Target Fund and the value of cash to be distributed to shareholders of the Target Fund in lieu of fractional Acquisition Shares pursuant to the Agreement. Acquisition Shares of the Acquiring Fund will be distributed to the shareholders of the Target Fund in proportion to their holdings of shares of the Target Fund, with cash equivalent to the value of any fractional Acquisition Shares due to shareholders being delivered to such shareholders. The redemption of shareholders’ fractional Acquisition Shares will be a taxable event for such shareholders and those shareholders are encouraged to consult their tax advisors to determine the effect of any such redemption.

•

Under the Agreement, at the Closing, the NAV of your Target Fund shares and the Acquisition Shares will be determined as of the close of regular trading on the New York Stock Exchange (the “NYSE” or the “Exchange”) on the Valuation Date (as defined below) pursuant to the Acquiring Fund’s valuation procedures. The number of Acquisition Shares to be issued to you shall be determined by dividing the value of the aggregate NAV of your Target Fund (less the value of any cash to be delivered to you in lieu of any fractional Acquisition Shares that would otherwise have been distributable to you) by the net asset value of one Acquisition Share as of the close of regular trading on the NYSE on the Valuation Date. For the avoidance of doubt, the Acquiring Funds will not issue fractional shares.

•

Reorganization expenses will be borne by the Target Fund to the extent that such expenses (other than costs of repositioning the Target Fund’s portfolio) do not exceed the anticipated reduction in expenses that shareholders of the Target Fund will realize in the first year following the Reorganization, if the Reorganization is consummated. Any amounts in excess of this limit will be borne by Columbia Threadneedle. Reorganization expenses are estimated to be $289,003 and anticipated to be shared by Columbia Threadneedle, paying approximately $112,902, and the Target Fund, paying approximately $176,101. If the Reorganization does not occur, Columbia Threadneedle will bear all expenses associated with the Reorganization.

•

The Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes. Accordingly, it is expected that Target Fund shareholders who exchange their Target Fund shares for Acquisition Shares of the Acquiring Fund in the Reorganization will not recognize gain or loss as a direct result of the Reorganization and the Acquiring Fund will not recognize gain or loss as a direct result of the Reorganization (except with respect to cash received in lieu of fractional Acquisition Shares). Cash payments received in lieu of fractional shares of the Acquiring Fund (because the Acquiring Fund does not offer/make available fractional shares) will be taxable for shareholders who hold fractional shares in a taxable account. For more information about the U.S. federal income tax consequences of the Reorganization, see the section of this Combined Information Statement/Prospectus entitled “Section A – The Reorganization – Additional Information About the Reorganization – U.S. Federal Income Tax Status of the Reorganization.”

•

Shareholders will not incur any initial or contingent deferred sales charges in connection with the Acquisition Shares issued in connection with the Reorganization. Subsequent purchases of shares will be subject to the policies of the Acquiring Fund described under “Section B – Additional Information Applicable to the Acquiring Fund” below.

•	After the Reorganization is completed, unless as otherwise described herein, Target Fund shareholders will be shareholders of the Acquiring Fund, and the Target Fund will be dissolved and terminated.

•	The Acquiring Fund will be the accounting and performance survivor of the Reorganization.

Did the Board Approve the Reorganization? The Board, including all of the trustees who are not “interested persons” (as defined in the 1940 Act) (the “Independent Trustees”), after careful consideration, have determined that the Reorganization is in the best interests of the Target Fund and will not dilute the interests of the existing shareholders of the Target Fund. The Board made this determination based on various factors that are discussed in this Combined Information Statement/Prospectus, under the discussion of the Reorganization in “Section A – The Reorganization – Additional Information About the Reorganization – Board Considerations.”

Important Information for Target Fund Shareholders. It is important for you to determine whether you hold your shares of the Target Fund in the type of account that can accommodate the ETF shares you would receive through the Target Fund’s Reorganization. If you hold your shares of the Target Fund in an account directly with the Target Fund at the Target Fund’s transfer agent or in a brokerage account with a financial intermediary that only allows you to hold mutual fund shares, you will need to set up a brokerage account that allows investments in ETF shares if the applicable Reorganization is consummated and you wish to transact in shares of the Acquiring Fund.

•

Transferring Target Fund Shares to an Already Existing ETF-Permissible Brokerage Account. Transferring your shares from the Target Fund’s transfer agent to a brokerage account that permits you to hold, and transact in, shares of an ETF should be a simple process. If you have a brokerage account or a relationship with a brokerage firm, please talk to the broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with the Target Fund into your brokerage account. Also inform your broker that such an account will need to be set up to hold ETF shares.

You should provide your broker with a copy of the quarterly statement from the Target Fund. The broker will require your account number with the Target Fund, which can be found on your statement. The broker will help you complete a form to initiate the transfer. Once you properly complete and sign that form, the broker will submit the form to the Target Fund’s transfer agent directly, and the Target Fund shares will be transferred into your brokerage account.

•

Transferring Target Fund Shares from a Non-Accommodating Brokerage Account to a Brokerage Account that Accepts ETF Shares. The financial intermediary, such as a broker or dealer, where you hold Target Fund shares should be able to assist you in changing your account to an account that is permitted to invest in

ETF shares. Contact your broker right away to make the necessary changes to your account.

If your shares are held in an account that cannot accept ETF shares at the time of the Reorganization, the Acquisition Shares received by you in the Reorganization will be held by a stock transfer agent for your benefit for one year to provide you an opportunity to identify a financial intermediary who can establish an account that can hold ETF shares into which the Acquisition Shares can be transferred. After this one-year period, if action has not been taken to transfer your ETF shares from the stock transfer agent to an account that can hold ETF shares, your Acquired Fund shares will be liquidated and proceeds will be sent to you. All existing account-level features and options such as rights of accumulation, dividend diversification, automatic investment plans, systematic withdrawals and dollar-cost averaging currently set up for your Target Fund account will no longer be available as features in the Acquiring Fund while held by the stock transfer agent. In addition, purchases of shares of the Acquiring Fund will no longer be allowed while your Acquisition Shares are held by the stock transfer agent. As planned, if the Acquisition Shares are not transferred into a brokerage account within a year of the Closing Date of the Target Fund’s Reorganization, the stock transfer agent will liquidate the Acquisition Shares and the cash proceeds will be sent to the accountholder of record (subject to applicable federal or state laws concerning unclaimed property). The conversion of Acquisition Shares to cash may be subject to fees and expenses and will be a taxable event for shareholders who hold their shares in a taxable account.

You can redeem Acquisition Shares held with the stock transfer agent and use such redemption proceeds to buy shares of another Columbia fund without paying an otherwise applicable sales charge within 90 days, up to the amount of the redemption proceeds. To be eligible for the repurchase (or reinstatement) privilege, the purchase must be made into an account for the same owner. The Transfer Agent, Distributor or their agents (each as defined herein) must receive a written reinstatement request from you or your financial intermediary within 90 days after the Acquisition Shares are redeemed. The purchase of the Columbia fund through this repurchase (or reinstatement) privilege will be made at the NAV of such shares next calculated after the request is received in “good form.”

If you do not want to receive ETF shares in connection with the Reorganization, you may redeem your shares of the Target Fund or you may exchange those shares for shares of another eligible mutual fund managed by Columbia Threadneedle until March 12, 2026. In connection with the Reorganization, beginning on February 1, 2026, no contingent deferred sales charges will be imposed on redemptions of Class A shares of the Target Fund. If a Target Fund shareholder redeems his or her shares and such shares are held in a taxable account, the shareholder will recognize a taxable gain or loss based on the difference between the redeeming shareholder’s tax basis in the shares and the amount that the redeeming shareholder receives for them. Shareholders of the Target Fund may exchange their Target Fund shares for shares of the same class of any mutual fund, other than the Target Fund, that is managed by Columbia

Threadneedle, generally without paying any additional sales charges, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund and the shareholder is eligible to invest in such shares. Such an exchange of shares for shares in another fund will generally result in the recognition of taxable gain or loss for shareholders holding shares in a taxable account. As an ETF, the Acquiring Fund does not provide for the exchange of shares.

Omnibus retirement plan recordkeepers may not be able to include ETF shares on their platforms, and in such a case a retirement plan investor may be required by its retirement plan recordkeeper to redeem the Target Fund’s shares prior to its Reorganization.

Direct account holders who hold Class A or Class Inst shares of the Target Fund through a Columbia IRA, SEP IRA, SIMPLE IRA, Roth IRA or Coverdell Education Savings Account with UMB Bank as custodian are not eligible to hold Acquisition Shares and must act on their account(s) prior to the Closing Date of the Reorganization. Shareholders holding Class A or Class Inst shares of the Target Fund in these accounts who do not take action to either sell their shares or exchange their shares out of the Target Fund by March 12, 2026, will have such shares liquidated and the proceeds automatically invested in shares of the corresponding class of Columbia Government Money Market Fund. Investors choosing to liquidate their retirement account prior to the Closing Date by completing an IRA Distribution Form or calling the Target Fund’s transfer agent may have the $20 annual participant fee taken from the liquidation proceeds.

You can contact your financial advisor or other financial intermediary for further information. You also may contact Columbia Management Investment Services Corp. at (800) 345-6611.

U.S. Federal Income Tax Consequences of the Reorganization. The Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes and will not take place unless the Target Fund and the Acquiring Fund involved in the Reorganization receive a satisfactory opinion of tax counsel substantially to the effect that the Reorganization will qualify as a tax-free reorganization for U.S. federal income tax purposes, as described in more detail in the section entitled “Section A - The Reorganization - Additional Information About the Reorganization - U.S. Federal Income Tax Status of the Reorganization.” Accordingly, subject to the limited exceptions described in that section, no gain or loss is expected to be recognized by the Target Fund or its shareholders as a direct result of the Reorganization. However, as part of the Reorganization, shareholders that hold fractional shares of the Target Fund will receive cash equivalent to the value of fractional Acquisition Shares due to such shareholder. Such shareholders will generally be required to recognize gain or loss upon the receipt of cash for their fractional Acquisition Shares if they hold fractional shares in a taxable account. Shareholders who hold their Target Fund shares in a brokerage account that cannot hold shares of an ETF and who do not establish a brokerage account that can hold shares of an ETF within one year from the Closing Date of the applicable Reorganization will receive a cash payment in liquidation of the Acquiring Fund shares they are entitled to receive as part of the Reorganization. Such shareholders will generally be required to recognize gain or loss upon the receipt of cash for their shares. Shareholders holding Target Fund shares in a Columbia IRA, SEP IRA, SIMPLE IRA, Roth IRA or Coverdell Education Savings Account with UMB Bank as custodian will have their shares liquidated and automatically reinvested in shares of the corresponding class of Columbia Government Money Market Fund if such shareholders do not otherwise dispose of the applicable Target Fund shares prior to the Closing Date. Such shareholders may be required to recognize gain or loss on any such sale, exchange, or redemption of Target Fund shares. However, if a shareholder holds such Target Fund shares in a non-taxable account, distributions and redemption proceeds with respect to those shares generally will not be currently taxable to the shareholder if those amounts, including any Columbia Government Money Market Fund shares purchased with redemption proceeds, remain in the non-taxable account. The Target Fund may be required to sell securities in order to fund such share liquidations, which may result in the recognition of gains that are distributed to shareholders of the Target Fund as taxable dividends. A portion of the portfolio assets of the Target Fund is expected to be sold by the Target Fund prior to its Reorganization. Any disposition of portfolio holdings would result in brokerage commissions and other transaction costs, and may result in the realization of capital gains that would be distributed to shareholders during or with respect to the year of sale, and such distributions would be taxable to shareholders unless shares are held through a qualified retirement plan or other tax-advantaged arrangement. Prior to the closing of the Reorganization, the Target Fund will declare and pay a distribution to shareholders, which, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income, net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization, and may include undistributed income or gains from prior years. These distributions will generally be taxable to shareholders that hold their shares in a taxable account. Such distributions may include distributions taxable as ordinary income or as long-term capital gains. A Target Fund shareholder’s aggregate tax basis in the Acquisition Shares received is expected to carry over from the shareholder’s Target Fund shares, and a Target Fund shareholder’s holding period in the Acquisition Shares is expected to include the shareholder’s holding period in the Target Fund shares.

For more information about the U.S. federal income tax consequences of the Reorganization, see the section entitled “Section A - The Reorganization - Additional Information About the Reorganization - U.S. Federal Income Tax Status of the Reorganization.” For more information regarding repositioning costs, see the section “Section A - The Reorganization - Summary - Fees and Expenses - Portfolio Turnover” below.

Comparison of Fund Investment Goals, Investment Strategies and Policies, and Principal Risks. The Acquiring Fund, like the Target Fund, focuses on value companies included in the Russell 1000® Value Index and uses that index as its primary performance benchmark. The investment restrictions of the Acquiring Fund are similar to those of the Target Fund. While the Acquiring Fund’s investment objective is to track the Beta Advantage® Research Enhanced U.S. Value Index, that index uses a rules-based strategic beta approach to investing in certain of the companies that comprise the Russell 1000 Value Index® (the Index) designed to achieve stronger total return when compared to the Index. The Target Fund’s investment objective is to seek capital appreciation, and it invests in equity securities of companies having market capitalizations in the range of companies in the Index, with the Index also being the Target Fund’s primary investment benchmark. Columbia Threadneedle is the investment manager to the Target Fund and the Acquiring Fund. For information on the comparison of the principal investment objectives, investment policies and principal risks, please see “The Reorganization – Synopsis – Comparison of Investment Objectives, Principal Investment Strategies and Non-Fundamental Investment Policies” in this Combined Information Statement/Prospectus. The portfolio managers of the Acquiring Fund are different than the portfolio managers for the Target Fund, and the portfolio managers of the Acquiring Fund will continue to manage the Acquiring Fund. Information about the portfolio managers of the Acquiring Fund is included in the section of this Combined Information Statement/Prospectus entitled “Section B - Additional Information Applicable to the Acquiring Fund.”

The Target Fund and the Acquiring Fund are subject to many of the same principal risks, but such risks differ primarily due to the Acquiring Fund’s structure as an ETF. For additional information on the principal risks of the Target Fund and the Acquiring Fund, please see the sections titled “Comparison of Principal Risks” in the synopsis of the Reorganization in “Section A – The Reorganization” and “Section B – Additional Information About the Acquiring Fund – Principal Risks of the Acquiring Fund.”

Fees and Expenses. The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of a Fund. Following the Reorganization, the total annual fund operating expenses of the Acquiring Fund are expected to be lower than those of each share class of the Target Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. The tables enable you to compare and contrast the expense levels for the Target Fund and the Acquiring Fund, and obtain a general idea of what the expense levels will be if the Reorganization occurs.

Annual fund operating expenses shown in the tables below are based on expenses for the fiscal year ended August 31, 2025 for Columbia Integrated Large Cap Value Fund and October 31, 2024 for Columbia Research Enhanced Value ETF. On September 5, 2025, in connection with the approval of the Reorganization, Columbia Threadneedle proposed, and the Board approved, to voluntarily waive fees and/or reimburse expenses, effective October 1, 2025 so that the Target Fund’s net operating expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, infrequent and/or unusual expenses, and any Reorganization expenses) do not exceed 0.44% for Class A and 0.19% for Class Inst.

Also shown are annual fund operating expenses projected for the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, assuming the Reorganization occurred on August 31, 2025. The fee tables do not reflect the expenses associated with the Reorganization.

In comparing the fees and expenses of the Target Fund and the Acquiring Fund, you may wish to consider differences in fee structure. The Target Fund pays Columbia Threadneedle a fee for its management services, which include investment advisory services and administrative services. The management fee paid by the Target Fund to Columbia Threadneedle incorporates asset-level breakpoints, is calculated as a percentage of the daily net assets of the Target Fund and is paid monthly. In contrast, the Acquiring Fund pays an all-inclusive management fee to Columbia Threadneedle calculated as a percentage of the daily net assets of the Acquiring Fund and paid monthly. In return for this fee paid by the Acquiring Fund (which is sometimes referred to as a unitary or unified fee), Columbia Threadneedle has agreed to pay the operating costs and expenses of the Acquiring Fund other than the following expenses, which will be paid by the Acquiring Fund: taxes, interest incurred on borrowing by the Acquiring Fund, if any, brokerage fees and commissions, interest and fee expense related to the Acquiring Fund’s participation in inverse floater structures and any other portfolio transaction expenses, infrequent and/or unusual expenses, including without limitation litigation expenses, distribution and/or service fees, expenses incurred in connection with lending securities, and any other expenses approved by the Board.

Reorganization of Columbia Integrated Large Cap Value Fund into Columbia Research Enhanced Value ETF

Shareholder Fees (fees paid directly from your investment)

	Columbia Integrated Large Cap Value Fund - Class A	Columbia Integrated Large Cap Value Fund - Class Inst	Columbia Research Enhanced Value ETF - ETF Shares	Columbia Research Enhanced Value ETF - ETF Shares (Pro Forma)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of net asset value at the time of your purchase or redemption, whichever is lower)	1.00%[1]	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Columbia Integrated Large Cap Value Fund	Columbia Integrated Large Cap Value Fund	Columbia Research Enhanced Value ETF	Columbia Research Enhanced Value ETF (Pro Forma)
Columbia Integrated Large Cap Value Fund & Columbia Research Enhanced Value ETF (Current)	Class A	Class Inst	ETF Shares	ETF Shares
Management fees	0.75%	0.75%	0.19%[2]	0.19%[2]
Distribution and/or service (12b-1) fees	0.25%	0.00%	0.00%	0.00%
Other expenses	0.35%[3]	0.35%[3]	0.00%	0.00%
Total annual Fund operating expenses	1.35%[4]	1.10%[4]	0.19%	0.19%
Less: Fee waivers and/or expense reimbursements	(0.55)%[5]	(0.55)%[5]	0.00%	0.00%
Total net annual Fund operating expenses (after waivers and/or reimbursements)	0.80%	0.55%	0.19%	0.19%

[1]

This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions. In connection with the Reorganization, beginning on February 1, 2026, no contingent deferred sales charges will be imposed on redemptions of Class A shares of the Fund.

[2]

Pursuant to the Investment Management Services Agreement with ETF Trust on behalf of the Fund, Columbia Threadneedle pays the operating costs and expenses of the Fund, but not taxes, interest, brokerage expenses, portfolio transaction expenses, and infrequent and/or unusual expenses.

[3]	Other expenses have been restated to reflect current fees paid by the Fund.
[4]

“Total annual Fund operating expenses” include acquired fund fees and expenses (expenses Columbia Integrated Large Cap Value Fund incurs indirectly through its investments in other investment companies) and may be higher than the ratio of expenses to average net assets shown in the Financial Highlights in Exhibit A of this Combined Information Statement/Prospectus for Columbia Integrated Large Cap Value Fund’s currently active share classes because the ratio of expenses to average net assets does not include acquired fund fees and expenses.

[5]

Columbia Threadneedle and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, infrequent and/or unusual expenses and any Reorganization expenses) through December 31, 2026, unless sooner terminated at the sole discretion of the Target Fund’s Board. Under this agreement, the Target Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.80% for Class A and 0.55% for Class Inst. Any difference in these annual rates relative to the annual rates noted in the last row of the above table (e.g., net expense ratios) are due to applicable exclusions under the agreement.

Expense Examples. These examples are intended to help you compare the cost of investing in shares of the Target Fund with the cost of investing in the Acquiring Fund on a pro forma basis, and allow you to compare these costs with the cost of investing in other funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated, whether you redeem all of your shares at the end of those periods or not. These examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. These examples include any contractual fee waiver/expense reimbursement arrangement only for the period indicated in the Annual Fund Operating Expenses table above. Although your actual costs may be higher or lower, based on those assumptions, your costs would be (whether or not shares are redeemed):

Columbia Integrated Large Cap Value Fund (Current)	1 year	3 years	5 years	10 years
Class A	$652	$927	$1,222	$2,060
Class Inst	$56	$295	$553	$1,291
Columbia Research Enhanced Value ETF	$19	$61	$107	$243
Columbia Research Enhanced Value ETF (Pro Forma)	$19	$61	$107	$243

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in a greater amount of taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in the Annual Fund Operating Expenses table or in the expense examples, affect a Fund’s performance. During each Fund’s most recent fiscal year, its portfolio turnover rate was the following percentage of the average value of the Fund’s portfolio:

Fund	Portfolio Turnover
Columbia Integrated Large Cap Value Fund	38%
Columbia Research Enhanced Value ETF	62%

A portion of the Target Fund’s portfolio assets is expected to be sold by the Target Fund prior to the Reorganization. If the Reorganization had occurred as of August 31, 2025, it is estimated that approximately 80% of the Target Fund’s investment portfolio would have been sold by the Target Fund before the Reorganization. The Target Fund will bear brokerage commissions and transaction fees in connection with such repositioning. If such repositioning had occurred as of August 31, 2025, the Target Fund would have realized net capital gains of approximately $10.6 million on an aggregate basis and $2.29 on a per share basis.

Comparison of Acquiring Fund and Target Fund Service Providers. The following provides a comparison of the service providers for the Funds.

Service Provider	Target Fund	Acquiring Fund**
Administrator	Columbia Management Investment Advisers, LLC* 290 Congress Street Boston, Massachusetts 02210	BNY Mellon Corporation 240 Greenwich Street New York, New York 10286

Custodian	JPMorgan Chase Bank, N.A. 1 Chase Manhattan Plaza, 19th Floor New York, New York, 10005	BNY Mellon Corporation 240 Greenwich Street New York, New York 10286

Service Provider	Target Fund	Acquiring Fund**

Fund Accounting Services Provider	Columbia Management Investment Advisers, LLC* 290 Congress Street Boston, Massachusetts 02210	BNY Mellon Corporation 240 Greenwich Street New York, New York 10286

Transfer Agent	Columbia Management Investment Services Corp. 290 Congress Street Boston, Massachusetts 02210	BNY Mellon Corporation 240 Greenwich Street New York, New York 10286
Sub-Transfer Agent	SS&C GIDS 2000 Crown Colony Drive Quincy, MA 02169	N/A

Independent Registered Public Accountant	PricewaterhouseCoopers LLP 45 South Seventh Street, Suite 3400 Minneapolis, Minnesota 55402	PricewaterhouseCoopers LLP 45 South Seventh Street, Suite 3400 Minneapolis, Minnesota 55402

Distributor	Columbia Management Investment Distributors, Inc. 290 Congress Street Boston, Massachusetts 02210	ALPS Distributors, Inc. 1290 Broadway, Suite 1000 Denver, Colorado 80203

*	Services provided by Columbia Threadneedle under the terms of the Target Fund’s Investment Management Agreement.
**

Prior to the Reorganization, State Street Bank and Trust Company will replace BNY Mellon as transfer agent, custodian, and administrator for the Acquiring Fund. State Street is located at One Congress Street, Boston, Massachusetts 02114.

Comparison of Target Fund and Acquiring Fund Sales Charges and Distribution Arrangements. Class A shares of the Target Fund are subject to a front-end sales charge (load). For the Target Fund, the maximum front-end sales load is 5.75%. Class A shares of the Target Fund bought without a front-end sales charge are subject to a contingent deferred sales charge (load) that is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions. In connection with the Reorganization, beginning on February 1, 2026, no contingent deferred sales charges will be imposed on redemptions of Class A shares of the Target Fund.

Class Inst shares of the Target Fund do not impose a front-end sales load or contingent deferred sales load. The Target Fund’s sales load is subject to a reduction or waiver based on factors such as the type of buyer or account, the amount of shares purchased or intended to be purchased, among other factors. Financial intermediaries through which a shareholder can acquire Target Fund shares may have their own policies for investment in the Target Fund.

Shares of the Acquiring Fund are not subject to a front-end sales load or contingent deferred sales charge. However, investors in the Acquiring Fund may incur transaction fees, including but not limited to, brokerage charges in connection with transacting (purchasing and selling) Acquiring Fund shares which list and trade on a stock exchange.

Class A shares of the Target Fund are subject to a 0.25% Rule 12b-1 distribution and service fee, while Class Inst shares of the Target Fund as well as shares of the Acquiring Fund are not subject to a Rule 12b-1 distribution and service fee.

Comparison of Target Fund and Acquiring Fund Purchase and Redemption Provisions. Shares of the Target Fund may be purchased or sold on any day the NYSE is open for business. Class A shares of the Target Fund have an investment minimum of $2,000 ($1,000 for IRAs and $100 for monthly Systematic Investment Plan accounts). Class Inst shares of the Target Fund does not have investment minimums for certain eligible investors, but have an investment minimum of $2,000 ($1,000 for IRAs and $100 for monthly Systematic Investment Plan accounts) for certain commissionable brokerage platforms (as set forth in the Target Fund’s Prospectus) and $1 million for all other eligible investors not specifically referenced in the Target Fund’s Prospectus, unless otherwise waived. In certain instances, the investment minimums may be waived in the Target Fund’s discretion. The Target Fund may be purchased by phone, by mail, online or by wire transaction. For more information, see the “Buying, Selling and Exchanging Shares” section of the Target Fund’s Prospectus.

The Acquiring Fund issues and redeems shares only through Authorized Participants (intermediaries, typically broker-dealers who have executed an agreement with the Acquiring Fund’s distributor that governs transactions in Acquiring Fund creation units) in large blocks of shares, typically 25,000 shares (which is the case for the Acquiring Fund), called Creation Units. Creation Units are issued and redeemed typically for an in-kind basket of securities. Except when aggregated in Creation Units, shares of the Acquiring Fund are not redeemable securities of the Acquiring Fund.

Individual shares of the Acquiring Fund may only be purchased and sold on secondary markets through a financial intermediary, such as a broker-dealer or a bank. Because the Acquiring Fund’s shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the ETF (bid) and the lowest price a seller is willing to accept for shares of the ETF (ask) when buying or selling shares in the secondary market (the bid/ask spread). Recent information, including information regarding the Acquiring Fund’s NAV, market price, premiums and discounts, and bid/ask spread, is available at columbiathreadneedleus.com/etfs.

Shares of the Acquiring Fund do not have an investment minimum. Additional information and specific instructions explaining how to buy shares of the Acquiring Fund are outlined in the Acquiring Fund’s Prospectus under the section “Buying and Selling Fund Shares.”

SYNOPSIS OF REORGANIZATION: COLUMBIA INTEGRATED LARGE CAP VALUE FUND INTO COLUMBIA RESEARCH ENHANCED VALUE ETF

Overview. Columbia Integrated Large Cap Value Fund and Columbia Research Enhanced Value ETF:

•	Focus on value companies included in the Russell 1000® Value Index and use that index as its primary performance benchmark.

•	Have different fiscal year ends. Columbia Integrated Large Cap Value Fund’s fiscal year end is August 31 and Columbia Select Research Enhanced Value ETF’s fiscal year end is October 31.

•

Are structured as series of separate open-end management investment companies. Columbia Integrated Large Cap Value Fund and Columbia Research Enhanced Value ETF are each organized as a series of a Massachusetts business trust. Please see Exhibit C to this Combined Information Statement/Prospectus for more information regarding the differences between the rights of shareholders.

•

Have the same investment manager. Columbia Management Investment Advisers, LLC is an SEC-registered investment adviser to both Columbia Integrated Large Cap Value Fund and Columbia Research Enhanced Value ETF.

Comparison of Investment Objectives, Principal Investment Strategies and Non-Fundamental Investment Policies. The investment objectives and principal investment strategies of Columbia Integrated Large Cap Value Fund and Columbia Research Enhanced Value ETF are set forth in the table below. Each Fund’s investment objective is non-fundamental and may be changed without shareholder approval. Though the Acquiring Fund is passively managed and the Target Fund is actively managed, both Funds invest substantially in stocks of “value” companies included in the Russell 1000 Value® Index. Both Funds also have the Russell 1000 Value® Index as their primary benchmark. The Funds have similar investment restrictions.

Both Columbia Integrated Large Cap Value Fund’s and Columbia Research Enhanced Value ETF’s investment policies with respect to 80% of their respective net assets may be changed by the Fund’s Board without shareholder approval as long as shareholders are given 60 days’ advance written notice of the change.

	Columbia Integrated Large Cap Value Fund (Target Fund)	Columbia Research Enhanced Value ETF (Acquiring Fund)
Investment Objective	The Fund seeks to provide shareholders with capital appreciation.	The Fund seeks investment results that, before fees and expenses, closely correspond to the performance of the Beta

	Columbia Integrated Large Cap Value Fund (Target Fund)	Columbia Research Enhanced Value ETF (Acquiring Fund)

Advantage® Research Enhanced U.S. Value Index (Index, for this section only).
Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of large capitalization companies. These companies have market capitalizations in the range of companies in the Russell 1000® Value Index (the Index) at the time of purchase (between $120.6 million and $2.5 trillion as of July 31, 2025). The market capitalization range and composition of companies in the Index are subject to change.

The Fund determines a company’s market capitalization at the time of investment. The Fund may continue to hold a security as part of its 80% policy even if the company’s market capitalization grows beyond the market capitalization of the largest company within the Index or falls below the market capitalization of the smallest company within the Index.

The Fund invests substantially in securities of U.S. issuers. The Fund generally invests in common stocks. The Fund may at times emphasize one or more sectors in selecting its investments, including the financials and health care sectors.

The Fund is an exchange-traded fund (ETF) that seeks to replicate the performance of the Index. The Fund invests at least 80% of its assets in the securities of the Index. The Index reflects a rules-based strategic beta approach to investing in the companies that comprise the Russell 1000® Value Index, designed to achieve stronger total return when compared to the Russell 1000® Value Index, which is a broad measure of the performance of U.S. large- and mid-cap value companies. The Index, like the Russell 1000® Value Index, and therefore the Fund, typically holds only common stocks.

The Index was developed and is sponsored and administered by the Fund’s investment adviser, Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager). The Index is calculated and maintained by FTSE Russell.

The Index is comprised of a subset of the companies within the Russell 1000® Value Index. With a starting point of the Russell 1000® Value Index, the Index was designed to reflect the performance of U.S. large- and mid-cap value companies through the application of a rules-based methodology that takes into

Columbia Integrated Large Cap Value Fund (Target Fund)	Columbia Research Enhanced Value ETF (Acquiring Fund)

The Fund invests substantially in “value” stocks, which are stocks of companies with long-term capital appreciation potential available at reasonable prices. The Fund’s portfolio managers seek to invest in companies that are undervalued relative to their fundamentals and exhibit improving investor interest, such as positive price momentum, believing that such investments can outperform the equity market over a full market cycle, which can be measured from market peak to peak or from market trough to trough.

account quality, value and company catalyst factors. The methodology typically results in approximately 325-400 Index holdings, but this range can fluctuate because the Index has no constraints on number of holdings.

The number of securities in each sector and the Index as a whole may change over time. The Index is reconstituted and rebalanced semi-annually in June and December.

The Fund uses a replication strategy to track the performance of the Index, whereby the Fund invests in or has investment exposure to substantially all the component securities of the Index in approximately the same proportions as in the Index. However, under various circumstances, including circumstances under which it may not be possible or practicable to purchase all of the securities in the Index, or in the same weightings, the Fund may purchase or have investment exposure to a sample (large or small quantity) of the securities in the Index in proportions expected to replicate generally the performance of the Index as a whole. There may also be instances in which the Fund may overweight (or underweight) an Index holding, purchase (or sell) instruments not in the Index as a substitute for one or more securities in the Index or utilize various combinations of other

Columbia Integrated Large Cap Value Fund (Target Fund)	Columbia Research Enhanced Value ETF (Acquiring Fund)

available investment techniques in seeking to replicate the performance of the Index.

The Fund may sell securities or other holdings that are represented in the Index or purchase securities or make other investments that are not yet represented in the Index in anticipation of their removal from or addition to the Index.

The Investment Manager does not provide day-to-day management of the Fund’s assets based on its view of the investment merits of a security or company, nor does it conduct fundamental investment research or analysis, or seek to forecast or otherwise consider market movements, conditions or trends in the day-to-day management of the Fund’s assets. The Fund pursues its investment objective of correlating performance with the Index regardless of market conditions and does not take defensive positions.

The methodology applied to select Index holdings and weightings does not set limits on sector or industry exposures. To the extent the Index is concentrated in a sector or industry, the Fund will necessarily be concentrated in that sector or industry. As of July 31, 2025, the Index (and therefore the Fund) was concentrated in the financial services sector.

Columbia Integrated Large Cap Value Fund (Target Fund)	Columbia Research Enhanced Value ETF (Acquiring Fund)

The Fund may invest up to 20% of its assets in other securities or instruments not included within the Index that the Investment Manager believes will help the Fund track the Index.

The Fund may also invest in exchange-traded funds (ETFs).

Comparison of Fundamental Investment Policies. Both Columbia Integrated Large Cap Value Fund and Columbia Research Enhanced Value ETF have adopted certain fundamental investment policies. Each Fund’s fundamental investment restrictions are listed below. The Funds’ fundamental investment restrictions are identical, except that the Acquiring Fund’s policy on industry concentration permits it to invest more than 25% of its total assets at the time of purchase in the securities of one or more issuers conducting their principal business activities in the same industry to approximately the same extent that Beta Advantage® Research Enhanced U.S. Value Index concentrates in such particular industry or industries. Because the rule of construction for Beta Advantage® Research Enhanced U.S. Value Index prevents companies conducting their principal business activities in the same industry from representing more than 25% of the value of that index, however, neither Fund may concentrate in any industry. Fundamental investment policies cannot be changed without the approval of the holders of a majority of the outstanding shares of the applicable Fund. The term “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.

Policy	Columbia Integrated Large Cap Value Fund (Target Fund)	Columbia Research Enhanced Value ETF (Acquiring Fund)
Issuing Senior Securities	The Fund will not issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	The Fund will not issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Borrowing Money	The Fund will not borrow money except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	The Fund will not borrow money except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Policy	Columbia Integrated Large Cap Value Fund (Target Fund)	Columbia Research Enhanced Value ETF (Acquiring Fund)
Lending Cash or Securities	The Fund will not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	The Fund will not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Investing in Commodities	The Fund will not purchase or sell commodities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	The Fund will not purchase or sell commodities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Investing in Real Estate	The Fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in: (i) securities or other instruments backed by real estate or interests in real estate, (ii) securities or other instruments of issuers or entities that deal in real estate or are engaged in the real estate business, (iii) real estate investment trusts (REITs) or entities similar to REITs formed under the laws of non-U.S. countries or (iv) real estate or interests in real estate acquired through the exercise of its rights as a holder of securities secured by real estate or interests therein.	The Fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in: (i) securities or other instruments backed by real estate or interests in real estate, (ii) securities or other instruments of issuers or entities that deal in real estate or are engaged in the real estate business, (iii) real estate investment trusts (REITs) or entities similar to REITs formed under the laws of non-U.S. countries or (iv) real estate or interests in real estate acquired through the exercise of its rights as a holder of securities secured by real estate or interests therein.

Diversification	The Fund will not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of	The Fund will not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of

Policy	Columbia Integrated Large Cap Value Fund (Target Fund)	Columbia Research Enhanced Value ETF (Acquiring Fund)

	such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations; and (b) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.	such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations; and (b) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief

Concentration	The Fund will not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more investment companies or subsidiaries to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	Except that a Fund will be concentrated to approximately the same extent that its index concentrates in such particular industry or industries, the Fund will not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more investment companies or subsidiaries to the extent

Policy	Columbia Integrated Large Cap Value Fund (Target Fund)	Columbia Research Enhanced Value ETF (Acquiring Fund)

permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. For purposes of determining whether a Fund is concentrated in an industry or group of industries, the Fund will concentrate its investment in the securities of companies engaged in a single industry or group of industries to approximately the same extent as its Index.*

Underwriting	The Fund will not underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer where the Fund later resells such securities. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies.	The Fund will not underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer where the Fund later resells such securities. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies.*

*

The Index tracked by Research Enhanced Value ETF has index construction rules that restrict the Index from holding 25% or more of its assets in securities of one or more issuers conducting their principal business activities in the same industry.

Comparison of Principal Risks. Columbia Research Enhanced Value ETF is subject to the principal risks described in “Section B – Additional Information Applicable to the Acquiring Fund” below. Columbia Integrated Large Cap Value Fund and Columbia Research Enhanced Value ETF are subject to many of the same principal risks, but such risks differ primarily due to Columbia Research Enhanced

Value ETF’s structure as an ETF and its passively managed approach (seeking to replicate the performance of an index).

Principal Risks	Columbia Integrated Large Cap Value Fund (Target Fund)	Columbia Research Enhanced Value ETF (Acquiring Fund)
Active Management Risk	X
Authorized Participant Concentration Risk		X
Correlation/Tracking Error Risk		X
Early/Late Close/Trading Halt Risk		X
Exchange-Traded Fund (ETF) Risk		X
Fund Shares Liquidity Risk		X
Growth Securities Risk	X
Index Methodology and Provider Risk		X
Issuer Risk	X	X
– Mid-Cap Stock Risk		X
– Large-Cap Stock Risk	X	X
Market Price Relative to NAV Risk		X
Market (e.g., Stock Market) Risk	X	X
Passive Investment Risk		X
Quantitative Models Risk		X
Secondary Market Trading Risk		X
Sector Risk	X	X
– Financials Sector Risk	X	X
– Health Care Sector Risk	X
Value Securities Risk	X	X

Comparison of Management of the Funds. Columbia Threadneedle serves as investment manager to both the Target Fund and the Acquiring Fund, providing the Funds with investment research, advice, overall portfolio management and trade execution. In its capacity as investment manager, Columbia Threadneedle manages the day-to-day operations of the Funds. For the fiscal year ended August 31, 2025, the Target Fund paid Columbia Threadneedle a management fee of 0.75% of the Fund’s average daily net assets before giving effect to the fee waiver described in more detail under “Summary – Fees and Expenses – Reorganization of Columbia Integrated Large Cap Value Fund into Columbia Research Enhanced Value ETF.” For the fiscal year ended October 31, 2024, the Acquiring Fund paid Columbia Threadneedle an advisory fee of 0.19% of the Fund’s average daily net assets. The table below shows the current contractual advisory fee schedule for each of the Funds. The Acquiring Fund’s management fee schedule will apply following completion of the Reorganization.

The Acquiring Fund employs a unitary fee structure pursuant to which Columbia Threadneedle bears substantially all operating expenses of the Acquiring Fund, subject to certain exceptions. The unitary fee structure is described in more detail under “Summary – Fees and Expenses.” Following the Reorganization, the total annual fund operating expenses of the Acquiring Fund are expected to be lower than those of each share class of the Target Fund.

Columbia Integrated Large Cap Value Fund (Target Fund)		Columbia Research Enhanced Value ETF (Acquiring Fund)
Assets	Fee	Assets	Fee
Up to $500 million	0.750%	All Assets	0.19%
Greater than $500 million up to $1 billion	0.700%
Greater than $1 billion up to $1.5 billion	0.650%
Greater than $1.5 billion up to $3 billion	0.600%
Greater than $3 billion up to $6 billion	0.580%
Greater than $6 billion up to $12 billion	0.560%
Greater than $12 billion	0.550%

Each Fund is governed by the Board (comprised of the same individuals), which is responsible for overseeing the Fund. For a listing of members of the Board, please refer to each Fund’s Statement of Additional Information. The Funds have different portfolio management teams. The Statement of Additional Information for each Fund provides additional information about portfolio manager compensation, other accounts managed and ownership of each Fund’s shares. “Section B - Additional Information Applicable to the Acquiring Fund” below describes the employment history of the Acquiring Fund’s portfolio managers.

Comparison of Distribution Payment Policies and Pricing Arrangements.

Each Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company under the Code (as defined below) and generally will not have to pay any U.S. federal income or excise tax. The distribution payment policies of the Funds are different with respect to the timing of distributions to shareholders. Each Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, each Fund will declare and pay distributions of net investment income according to the following schedule:

	Declarations	Distributions
Columbia Integrated Large Cap Value Fund	Quarterly	Quarterly
Columbia Research Enhanced Value ETF	Annually	Annually

Each Fund may declare or pay distributions of net investment income more frequently. Each Fund generally pays cash distributions within five business days after the distribution was declared. Each time a distribution is made, the NAV per share is reduced by the amount of the distribution. With respect to the Target Fund, different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses.

The Funds have substantially the same procedures for calculating their share prices and valuing their portfolio securities. The Funds determine their NAV per share after the close of the NYSE (normally, 4:00 p.m., Eastern Time). The Funds will not be priced on days that the NYSE is closed for trading. For more information about the Funds’ pricing procedures, you may refer to each Fund’s prospectus, which accompanies this Combined Information Statement/Prospectus, under the section titled “Determination of Net Asset Value.”

Comparison of Performance. Historical performance information for the Funds is set forth below.

Columbia Integrated Large Cap Value Fund

The following bar chart and table show you how the Target Fund has performed in the past, and can help you understand the risks of investing in the Target Fund. The bar chart shows how the Target Fund’s Class A share performance (without sales charges) has varied for each full calendar year shown. If the sales charges applicable to its Class A Shares were reflected, returns shown would be lower. Class A share performance (without sales charges) is shown in the bar chart because Advisor Class shares are no longer offered by the Target Fund and Class A shares are the oldest share class currently offered by the Target Fund. The table below the bar chart compares the Target Fund’s returns (after applicable sales charges shown in “Summary – Fees and Expenses – Reorganization of Columbia Integrated Large Cap Value Fund into Columbia Research Enhanced Value ETF” above) for the periods shown with a broad measure of market performance, as well as another measure of performance for markets in which the Target Fund may invest.

Effective August 1, 2024, the Target Fund compares its performance to the Russell 1000® Index, a broad-based performance index, as required by new regulatory requirements. The Target Fund’s performance also continues to be compared to its prior benchmark, the Russell 1000® Value Index, which management believes more closely represents the market sectors and/or asset classes in which the Target Fund primarily invests. The Acquiring Fund, like the Target Fund, uses the Russell 1000® Value Index as its primary performance benchmark.

The performance of one or more share classes shown in the table below begins before the indicated inception date for such share class. The returns shown include the returns of the Target Fund’s Advisor Class shares (adjusted to reflect the higher class-related operating expenses of each share class, where applicable) for periods prior to its inception date. Advisor Class shares were offered prior to the inception date of each share class but have since been converted into the Target Fund’s Class Inst shares.

Except for differences in annual returns resulting from differences in expenses and sales charges (where applicable), the share classes of the Target Fund would have substantially similar annual returns because all share classes of the Target Fund invest in the same portfolio of securities.

The after-tax returns shown in the Average Annual Total Returns table below are calculated using the highest historical individual U.S. federal marginal income tax rates in effect during the period indicated in the table and do not reflect the impact of state, local or foreign taxes. Your actual after-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table do not apply to shares held in tax-advantaged accounts such as 401(k) plans or Individual Retirement Accounts (IRAs). The after-tax returns are shown only for Class A shares and will vary for other share classes. After-tax returns are shown for Class A shares because Advisor Class shares are no longer offered by the Target Fund and Class A shares are the oldest share class currently offered by the Target Fund.

The Target Fund’s performance prior to January 21, 2022 reflects returns achieved by BMO Large-Cap Value Fund (the “ILCV Predecessor Fund”), a series of BMO Funds, Inc. The ILCV Predecessor Fund was managed by BMO Asset Management Corp. and had the same investment objective and a substantially identical investment strategy to Columbia Integrated Large Cap Value Fund.

A Fund’s past performance (before and after taxes) is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiathreadneedleus.com.

Highest/Lowest quarterly results during this period were:

Highest	16.98%	(quarter ended June 30, 2020)
Lowest	(27.46)%	(quarter ended March 31, 2020)

The Target Fund’s year-to-date total return as of June 30, 2025: 2.77%

Average Annual Total Returns After Applicable Sales Charges (for periods ended December 31, 2024)

	Share Class Inception Date	1 Year	5 Years	10 Years
Class A	05/27/2014
Returns before taxes		7.99%	8.52%	7.53%
Returns after taxes on distributions		-1.03%	4.34%	4.45%
Returns after taxes on distributions and sale of Fund shares		10.88%	6.32%	5.47%
Class Inst – Returns before taxes	01/26/2022	14.91%	10.10%	8.45%
Russell 1000® Value Index (reflects no deductions for fees, expenses or other taxes)		14.37%	8.68%	8.49%
Russell 1000® Index (reflects no deductions for fees, expenses or other taxes)		24.51%	14.28%	12.87%

Columbia Research Enhanced Value ETF

The following bar chart and table show you how the Acquiring Fund has performed in the past, and can help you understand the risks of investing in the Acquiring Fund. The bar chart shows how the Acquiring Fund’s performance has varied for each full calendar year shown. Effective August 1, 2024, the Acquiring Fund compares its performance to the Russell 1000 Index, a broad-based performance index, as required by new regulatory requirements. The Acquiring Fund’s performance also continues to be compared to its prior benchmarks, which includes the Russell 1000® Value Index, which management believes more closely represent the market sectors and/or asset classes in which the Acquiring Fund primarily invests. The Acquiring Fund’s other benchmark, the Beta Advantage® Research Enhanced U.S. Value Index, is the index it seeks to track as a passively managed ETF. The Target Fund, like the Acquiring Fund, uses the Russell 1000® Value Index as its primary performance benchmark.

The table below the bar chart compares the Acquiring Fund’s returns for the periods shown with the index the Acquiring Fund seeks to track, which provides a broad measure of market performance, as well as two additional measures of performance for markets in which the Acquiring Fund may invest.

The after-tax returns shown in the Average Annual Total Returns table below are calculated using the highest historical individual U.S. federal marginal income tax rates in effect during the period indicated in the table and do not reflect the impact of state, local or foreign taxes. Your actual after-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table do not apply to shares held in tax-advantaged accounts such as 401(k) plans or Individual Retirement Accounts (IRAs).

A Fund’s past performance (before and after taxes) is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.426.3750 or visiting columbiathreadneedleus.com/etfs.

Highest/Lowest quarterly results during this period were:

Highest	15.13%	(quarter ended December 31, 2020)
Lowest	(20.26)%	(quarter ended March 31, 2020)

The Target Fund’s year-to-date total return as of June 30, 2025: 6.18%

Average Annual Total Returns (for periods ended December 31, 2024)

	Inception Date	1 Year	5 Years	Life of the Fund
At NAV	09/25/2019
Returns before taxes		16.39%	10.08%	11.13%
Returns after taxes on distributions		15.88%	8.40%	9.48%
Returns after taxes on distributions and sale of Fund shares		10.07%	7.50%	8.39%
Beta Advantage® Research Enhanced U.S. Value Index (reflects no deductions for fees, expenses or other taxes)		16.92%	10.29%	11.35%
Russell 1000® Value Index (reflects no deductions for fees, expenses or other taxes)		14.37%	8.68%	9.76%
Russell 1000® Index (reflects no deductions for fees, expenses or other taxes)		24.51%	14.28%	15.44%

ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

Terms of The Reorganization. The Board has approved the Agreement. While shareholders are encouraged to review the Agreement, which has been filed with the SEC as an exhibit to the registration statement of which this Combined Information Statement/Prospectus is a part, the following is a summary of certain terms of the Agreement:

•

The Reorganization is expected to occur on or about March 16, 2026, subject to receipt of any necessary regulatory approvals and satisfaction of any other conditions to closing. However, following such approvals and satisfaction of closing conditions, the Reorganization may happen at any time agreed to by the Target Fund and the Acquiring Fund, which could be later than March 16, 2026.

•

The Target Fund will transfer all of its assets to the Acquiring Fund and, in exchange, the Acquiring Fund will assume all liabilities and obligations of the Target Fund and will issue Acquisition Shares to the Target Fund, with cash distributed in lieu of any fractional Acquisition Shares pursuant to the Agreement. (The liabilities and obligations of the Target Fund in the foregoing sentence, as defined in the Agreement, are referred to hereafter as the “Target Fund’s Obligations.”) Immediately after the closing of the Reorganization, the Target Fund will liquidate and distribute pro rata to its shareholders of record of each class of shares, determined at the time of distribution, the Acquisition Shares received by the Target Fund, with respect to such class, with cash distributed in lieu of fractional Acquisition Shares.

•

The value of the net assets of the Target Fund and of the Acquisition Shares to be issued in the Reorganization will be computed as of the close of regular trading on the NYSE on the business day immediately preceding the Closing Date of the Reorganization (the “Valuation Date”). Under the Agreement, at the Closing, the NAV of your Target Fund shares will be determined pursuant to the Acquiring Fund’s valuation procedures. Target Fund shareholders will receive cash equivalent to the value of any fractional Acquisition Shares due to such shareholders in lieu of fractional Acquisition Shares. The redemption of shareholders’ fractional Acquisition Shares will be a taxable event for such shareholders holding such shares in a taxable account and those shareholders are encouraged to consult their tax advisors to determine the effect of any such redemption. The number of Acquisition Shares to be issued in exchange for the Target Fund’s assets shall be determined by dividing the value of the aggregate net assets of the Target Fund (less the value of any cash delivered to the Target Fund for distribution to Target Fund shareholders in lieu of any fractional Acquisition Shares that would otherwise have been distributable to such shareholders) by the net asset value of one Acquisition Share as of the close of regular trading on the NYSE on the Valuation Date. For the avoidance of doubt, the Acquiring Fund will not issue fractional shares.

•	As a result, subject to certain exceptions described above, shareholders of the Target Fund will become shareholders of the Acquiring Fund. Shareholders will not incur any sales charges, redemption fee, commission or other transactional fee in connection with receiving Acquisition Shares in the Reorganization.

Conditions to Closing the Reorganization. In order for the Reorganization to be completed, all closing conditions must be satisfied or waived. The completion of the Reorganization is subject to certain conditions described in the Agreement, including among others:

•	The Target Fund and the Acquiring Fund will each have received any approvals, consents or exemptions from the SEC or any other regulatory body necessary to carry out the Reorganization.

•	A registration statement on SEC Form N-14 relating to the Reorganization will have been filed with the SEC and become effective.

•

The Target Fund and the Acquiring Fund will have received a satisfactory opinion of tax counsel to the effect that, as described in more detail below in the section entitled “U.S. Federal Income Tax Status of the Reorganization” and subject to the limitations set forth in that section, the shareholders of the Target Fund will not recognize gain or loss for U.S. federal income tax purposes upon the exchange of their Target Fund shares for the Acquisition Shares of the Acquiring Fund in connection with the Reorganization and the Target Fund will not recognize gain or loss as a direct result of the Reorganization (except with respect to cash received by the Target Fund shareholders in lieu of fractional Acquisition Shares).

Termination of the Agreement. The Agreement and the transactions contemplated by it may be terminated with respect to the Reorganization by mutual agreement of the CFST II and ETF Trust at any time prior to the closing thereof, or by either CFST II or the ETF Trust in the event of a material breach of the Agreement by the other party or a failure of any condition precedent to the terminating party’s obligations under the Agreement. In the event of a termination of the Reorganization, expenses associated with the Reorganization will be borne by Columbia Threadneedle.

U.S. Federal Income Tax Status of the Reorganization. The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the closing of the Reorganization, the Target Fund and the Acquiring Fund will receive an opinion from Ropes & Gray LLP substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations, qualifications and customary assumptions with respect to the Reorganization, for U.S. federal income tax purposes:

•

The transfer by the Target Fund of all its assets to the Acquiring Fund solely in exchange for Acquisition Shares (and cash in lieu of fractional Acquisition Shares) and the assumption by the Acquiring Fund of all of the Target Fund’s Obligations, immediately followed by the pro rata distribution of all the Acquisition Shares and cash, as applicable, so received by the Target Fund to the

Target Fund’s shareholders of record in complete liquidation of the Target Fund and the dissolution and termination of the Target Fund immediately thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

•

No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Target Fund solely in exchange for Acquisition Shares (and cash in lieu of fractional Acquisition Shares) and the assumption by the Acquiring Fund of all of the Target Fund’s Obligations.

•

No gain or loss will be recognized by the Target Fund upon the transfer of all its assets to the Acquiring Fund solely in exchange for Acquisition Shares (and cash in lieu of fractional Acquisition Shares) and the assumption by the Acquiring Fund of all of the Target Fund’s Obligations or upon the distribution of the Acquisition Shares and cash, as applicable, so received to the Target Fund’s shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund, except for (A) any gain or loss that may be recognized on “section 1256 contracts” as defined in Section 1256(b) of the Code as a result of the closing of the tax year of the Acquired Fund, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized by reason of the reorganization (1) as a result of the closing of the tax year of the Target Fund, (2) upon the termination of a position, or (3) upon the transfer of an asset regardless of whether such a transfer would otherwise be a nontaxable transaction.

•

No gain or loss will be recognized by the Target Fund’s shareholders upon the exchange, pursuant to the Agreement, of all their shares of the Target Fund solely for Acquisition Shares (except with respect to cash received by the Target Fund shareholders in lieu of fractional Acquisition Shares).

•

The aggregate basis of the Acquisition Shares received by the Target Fund shareholder pursuant to the Agreement will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder.

•

The holding period of the Acquisition Shares received by the Target Fund shareholder in the Reorganization will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided the Target Fund shares were held as capital assets at the effective time of the Reorganization.

•

The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization, increased by any gain or decreased by any loss required to be recognized as described above.

•

The holding period of the assets of the Target Fund received by the Acquiring Fund, other than an asset with respect to which gain or loss is required to be recognized as described above, will include the period during which such assets were held by the Target Fund.

•

The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder.

No private letter ruling will be sought from the Internal Revenue Service (the “IRS”) with respect to the U.S. federal income tax consequences of the Reorganization. Opinions of counsel are not binding upon the IRS or the courts, are not guarantees of the tax results, and do not preclude the IRS from adopting or taking a contrary position, which may be sustained by a court. If the Reorganization were consummated but the IRS or the courts determine that the Reorganization did not qualify as a tax-free reorganization under the Code, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund would recognize a taxable gain or loss for U.S. federal income tax purposes equal to the difference between its tax basis in its Target Fund shares and the fair market value of the Acquisition Shares it received in the Reorganization. Shareholders of the Target Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances, particularly if you hold shares in a taxable account.

A portion of the portfolio assets of the Target Fund is expected to be sold by the Target Fund prior to its Reorganization. The actual tax effect of any such sales depends on the difference between the price at which such portfolio assets are sold and the tax basis in such assets and the holding period of such assets. Any capital gains recognized in these sales on a net basis, after reduction by any available capital loss carryforwards, will be distributed to shareholders as capital gain dividends (to the extent of net long-term capital gains over net short-term capital losses) and/or ordinary dividends (to the extent of net short-term capital gains over net long-term capital losses) during or with respect to the year of sale, and such distributions will be taxable to shareholders. Prior to the closing of the Reorganization, the Target Fund will declare and pay a distribution to shareholders, which, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income, net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization, and may include undistributed income or gains from prior years. These distributions will generally be taxable to shareholders that hold their shares in a taxable account. Such distributions may include distributions taxable as ordinary income or as long-term capital gains.

A Fund’s ability to carry forward capital losses and to use them to offset future gains may be limited as a result of the Reorganization. First, a Fund’s “pre-acquisition losses” (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the combined Fund to the extent such pre-acquisition losses exceed an annual limitation amount. Second, one Fund’s pre-acquisition losses cannot be used to offset gains in another Fund that are unrealized (“built in”) at the time of the Reorganization and that exceed certain thresholds (“non-de minimis built-in gains”) for five tax years. Third, the Target Fund’s capital loss carryforwards, as limited under the previous two rules, are permitted to offset only that portion of the capital gains of the Acquiring Fund for the taxable year of the Reorganization that is equal to the portion of the Acquiring Fund’s taxable year that follows the date of the Reorganization (prorated according to number of days). Therefore, in certain circumstances, shareholders of a Fund may pay U.S. federal income tax sooner, or pay more U.S. federal income tax, than they would have had the Reorganization not occurred.

In addition, if the Reorganization qualifies as tax-free, the combined Fund will have tax attributes that reflect a blending of the tax attributes of each Fund at the time of the Reorganization (including as affected by the rules described above). Therefore, the shareholders of the Target Fund will receive a proportionate share of any unrealized gains in the combined Fund’s assets, as well as any taxable income or gains realized by the Acquiring Fund but not distributed to its shareholders prior to the Reorganization, when such income or gains are eventually distributed by the Acquiring Fund. As a result, shareholders of the Target Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred. In addition, any pre-acquisition losses of the Target Fund (whether realized or unrealized) remaining after the operation of the limitation rules described above will become available to offset capital gains realized by the combined Fund after the Reorganization and thus may reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such Reorganization, such that the benefit of those losses to Target Fund shareholders may be further reduced relative to what the benefit would have been had the Reorganization not occurred.

The tax-free nature of the Reorganization and the realized and unrealized gains and losses of each Fund at the time of the Reorganization will determine the extent to which the combining Funds’ respective losses will be available to reduce gains realized by the Acquiring Fund following the Reorganization, and consequently the extent to which the Acquiring Fund may be required to distribute gains to its shareholders earlier or in greater amounts than would have been the case absent the Reorganization. The effect of the rules described above will depend on the relative sizes of, and the losses and gains (both realized and unrealized) in, each Fund at the time of the Reorganization and thus cannot be calculated precisely prior to the Reorganization.

Capitalization. The following tables show the capitalization of the Target Fund and the Acquiring Fund as of the dates indicated and on a pro forma basis, assuming the proposed Reorganizations had taken place as of the dates indicated.

Reorganization of Columbia Integrated Large Cap Value Fund into Columbia Research Enhanced Value ETF as of July 31, 2025

Fund	Net assets	Net asset value per share	Shares outstanding
Columbia Integrated Large Cap Value Fund (Target Fund)
Class A(1)	$24,450,217.46	$10.35	2,363,059
Class Inst(1)	$24,406,854.25	$10.46	2,332,798

Total	$48,857,071.71		4,695,857

Columbia Research Enhanced Value ETF

(Acquiring Fund) (2)

ETF Shares	$79,832,122.48	$26.61	3,000,000

Total	$79,832,122.48		3,000,000

Columbia Research Enhanced Value ETF (Acquiring Fund)(Pro Forma)(2),(3)
ETF Shares	$128,513,093.19	$26.61	4,829,424
Total	$128,513,093.19		4,829,424

(1)

Shareholders of the Target Fund will each receive shares of the Acquiring Fund upon closing of the Reorganization as contemplated in the Agreement. The Acquiring Fund does not offer multiple share classes

(2)

Assumes the Reorganization was consummated on July 31, 2025 and is for information purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by the shareholders of the Target Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.

(3)	Adjustments to pro forma net assets reflect one time reorganization, accounting, legal and other costs of the reorganization as approved by the Board of $176,101 to be borne by the Target Fund.

The information in the capitalization tables above is for informational purposes only. There is no assurance that the Reorganization will be consummated. Moreover, if consummated, the capitalization of the Target Fund and Acquiring Fund is likely to be different at the Closing Date as a result of daily share purchase and redemption activity in the Target Fund and the Acquiring Fund as well as due to market fluctuations. Accordingly, the foregoing should not be relied upon to reflect the number of shares of an Acquiring Fund that actually will be received on or after such date. For Information regarding the principal shareholders for the Target Fund, see “Exhibit B – Principal Shareholders.”

Board Considerations. The Reorganization was reviewed and unanimously approved with respect to the Target Fund at a meeting of the Board, with the advice and assistance of Fund counsel and independent legal counsel to the Board. At a regular meeting of the Board and Committees thereof in September 2025, the Board considered the Reorganization of the Target Fund, as proposed by Columbia Threadneedle. In connection with those Board and Committee meetings, Columbia Threadneedle and its affiliates provided background materials, analyses and other information to the Board regarding, among other things, the topics discussed below, including responses to specific requests by the Board, and responded to questions raised by each Board and Committee member at those meetings.

After the Board reviewed, evaluated and discussed the materials, analyses and information provided to it that the Board considered relevant to its deliberations, a majority of the Board, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) (“Independent Trustees”) thereof voting separately, approved the Reorganization of the Target Fund. Prior to doing so, a majority of the Board, including a majority of the Independent Trustees, determined that participation by the Target Fund in its Reorganization was in the best interests of the Target Fund and that the interests of existing shareholders of the Target Fund would not be diluted as a result of the Reorganization.

In considering the proposed Reorganizations, the Board considered the following significant factors, among others and in no order of priority:

•	the Reorganization was recommended by Columbia Threadneedle as the investment manager to the Target Fund and the Acquiring Fund;

•	the terms and conditions of the Reorganization;

•

the total annual operating expenses that shareholders of the Target Fund are expected to experience as shareholders of the Acquiring Fund after the Reorganization relative to the total annual operating expenses and total annual operating expenses after fee waivers and/or expense reimbursements currently borne by such shareholders, including that such expenses are expected to decline as a result of the Reorganization (see the sections above entitled “Fees and Expenses” contained in the synopsis of the Reorganization in “Section A – The Reorganization”);

•	both Funds focus on value companies included in the Russell 1000® Value Index and use that index as their primary performance benchmark;

•	management’s view that the Target Fund, is unlikely to achieve long-term economic viability;

•	the Reorganization are not anticipated to result in the decline in the level of portfolio management services provided to the Target Fund;

•

the historical performance of the Target Fund and the Acquiring Fund, recognizing that no assurances can be given that the Acquiring Fund will achieve any particular level of performance after the Reorganization;

•

the potential benefits to shareholders of an ETF structure, including: (1) through the use of in-kind transactions in connection with creations and redemptions of shares of the Acquiring Fund, which may contribute to lower portfolio transaction costs and greater tax efficiency; (2) less cash drag on performance because the Acquiring Fund is not required to buy back or redeem shares directly from retail shareholders and, as a result, portfolio managers do not have to maintain cash in order to provide liquidity for redemptions; and (3) more flexible trading of ETF shares because investors have the ability to buy or sell ETF shares throughout the day at the current market price;

•

the tax efficiencies of an ETF structure as compared to a mutual fund structure, including that ETFs typically acquire securities from and deliver securities to Authorized Participants in the creation and redemption process on an in-kind basis and avoid the realization of taxable capital gains within the ETF in such transactions. Accordingly, investors in an ETF frequently are only subject to capital gains taxes on their investment in the ETF when they sell their ETF shares. In contrast, when portfolio securities are sold within a mutual fund, the sale can cause the recognition of capital gains within the mutual fund that generally would cause a taxable distribution to all shareholders of the mutual fund—even if the shareholders may have an unrealized loss on their overall mutual fund investment. As a result, shareholders of the Acquiring Fund may pay less in taxes than they would if they held similar investments in the Target Fund, although no assurances can be given in this regard;

•

the Reorganization is anticipated to be treated as a tax-free reorganization for U.S. federal income tax purposes. Accordingly, it is expected that, with respect to the Reorganization, shareholders of the Target Fund will recognize no gains or losses on the exchange of their Target Fund shares for shares of the Acquiring Fund (except with respect to cash received by Target Fund shareholders in lieu of fractional shares), the Target Fund will recognize no gains or losses on the transfer of its assets to the Acquiring Fund, the Acquiring Fund will recognize no gain or loss on receipt of the assets of the Target Fund, and the Acquiring Fund will acquire the Target Fund’s assets with the same tax basis and tax holding periods such assets had in the Target Fund’s hands immediately prior to the Reorganization. (see “U.S. Federal Income Tax Status of the Reorganization” above);

•	the management and administrative fees of the Target Fund as compared to the unitary fees (the unitary fee) of the Acquiring Fund;

•

the daily transparency of portfolio holdings of the Acquiring Fund, which will allow for trading participants to manage their risk and more accurately price shares in the secondary market and will offer financial advisors and their clients an understanding of their portfolio risk each day;

•	the Acquiring Fund will be the accounting, and performance survivor following the Reorganization;

•

the service provider arrangements for the Acquiring Fund, including the expense structure, as well as the distribution capabilities of Columbia Threadneedle and its affiliates and third-party service providers; and

•

the expenses of the Reorganization are expected to be borne by the Target Fund, to the extent that such fees and expenses do not exceed the anticipated reduction in expenses that shareholders of the Target Fund will realize in the first year following the Reorganization. Any amounts in excess of this limit will be borne by Columbia Threadneedle.

The Board also considered that there may be circumstances where a Target Fund shareholder will not be able to hold shares of the Acquiring Fund. Shareholders of the Target Fund must have a brokerage account that is permitted to hold ETF shares in order to transact in shares of the Acquiring Fund. Acquisition Shares will be held by a transfer agent of the Acquiring Fund for any Target Fund shareholder (other than those retirement plan and account shareholders identified below) who does not have an appropriate brokerage account at the time of the Target Fund’s Reorganization; this arrangement will provide one year (from the Closing Date of the Reorganization) for such shareholders to establish brokerage accounts, after which the shares will be liquidated and the cash will be distributed to such shareholders. Additionally, omnibus retirement plan recordkeepers may not be able to include ETF shares on their platforms, and in such a case a retirement plan investor may be required by its retirement plan recordkeeper to redeem the Target Fund’s shares prior to the Reorganization.

Finally, the Board considered that because the Acquiring Fund does not issue fractional shares, Target Fund shareholders will receive cash equivalent to the value of fractional Acquisition Shares due to such shareholders, the distribution of which is expected to be de minimis and will be a taxable event to any such shareholder holding shares in a taxable account.

In their deliberations, the Board members did not identify any single factor that was paramount or controlling and individual Board members may have attributed different weights to various factors.

After consideration of these and other factors it deemed appropriate, the Board determined that the Reorganization of the Target Fund as proposed by Columbia Threadneedle is in the best interests of the Target Fund and its respective shareholders and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization. The Board, including the Independent Trustees, unanimously approved the Reorganization of the Target Fund.

SECTION B — ADDITIONAL INFORMATION APPLICABLE TO THE ACQUIRING FUND

Below is information regarding the Acquiring Fund. All references to a “Fund” in this Section B refer to the Acquiring Fund, unless otherwise noted.

Principal Risks of the Acquiring Fund

An investment in the Acquiring Fund involves risks. Descriptions of these risks are provided below the table. There is no assurance that the Acquiring Fund will achieve its investment objective and you may lose money. The value of the Acquiring Fund’s holdings may decline, and the Acquiring Fund’s NAV and share price may go down. Shares of the Fund bought on trading exchange may fluctuate and you could lose money. An investment in the Acquiring Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The significance of any specific risk to an investment in the Acquiring Fund will vary over time depending on the composition of the Acquiring Fund’s portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the Acquiring Fund.

Authorized Participant Concentration Risk. Only an Authorized Participant (as defined below) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Authorized Participants, none of which are or will be obligated to engage in creation or redemption transactions. To the extent that these institutions exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able or willing to step forward to create or redeem Creation Units, Fund shares may trade at a greater premium or discount between the market price and the NAV of the Fund’s shares and/or wider bid/ask spreads than those experienced by other ETFs. Additionally, the Fund could possibly face trading halts and/or delisting from the Exchange. This risk is heightened in times of market stress, including at both the Fund share level and at the Fund holdings level.

Correlation/Tracking Error Risk. The Fund’s value will generally decline when the performance of the securities within the Index declines. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. In addition, the Fund bears management and other expenses and transaction costs in trading securities or other instruments, which the Index does not bear. The Fund, unlike the Index, is subject to regulatory requirements that can limit the Fund’s investments relative to what the Index can hold. Accordingly, the Fund’s performance will likely fail to match the performance of the Index, after taking expenses into account, as well as regulatory limitations. It is not possible to invest directly in an index.

Early/Late Close/Trading Halt Risk. An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell these securities. In these circumstances, the Fund may be unable to rebalance and reconstitute its portfolio, may be unable to accurately price its investments, may incur substantial trading losses and/or may be prevented from sufficiently tracking the performance of the Index.

Exchange-Traded Fund (ETF) Risk. Investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. ETFs are subject to, among other risks, tracking risk and passive and, in some cases, active investment risk. In addition, shareholders bear both their proportionate share of the Fund’s expenses, and indirectly the ETF’s expenses, incurred through the Fund’s ownership of the ETF. Because the expenses and costs of an underlying ETF are shared by its investors, redemptions by other investors in the ETF could result in decreased economies of scale and increased operating expenses for such ETF. The ETFs may not achieve their investment objective. The Fund, through its investment in ETFs, may not achieve its investment objective.

Fund Shares Liquidity Risk. Although the Fund’s shares are listed on the Exchange, there can be no assurance that an active, liquid or otherwise orderly trading market for shares will be established or maintained by market makers or Authorized Participants, particularly in times of stressed market conditions. There is no guarantee that the Fund will be able to attract market makers and Authorized Participants. There is no obligation for market makers to make a market in the Fund’s shares or for Authorized Participants to submit purchase or redemption orders for creation units. Accordingly, if such parties determine not to perform their respective functions, this could, such as during times of market stress, in turn, lead to variances between the market price of the Fund’s shares and the underlying value of those shares and bid/ask spreads could widen. Trading in Fund shares on the Exchange also may be disrupted or even halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange may be subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There also can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund’s shares will continue to be met or will remain unchanged.

Index Methodology and Provider Risk. The Fund seeks performance that corresponds to the performance of the Index. There is no guarantee or assurance that the Index will achieve high, or even positive, returns. The Index may underperform more traditional indices. In turn, the Fund could lose value while other indices or measures of market performance increase in value or performance. In addition, the Fund may be subject to the risk of errors in Index computation, construction, reconstitution and rebalancing, despite any of the procedures designed to prevent such occurrences and due diligence conducted by the index provider. Errors may result in a negative performance impact to the Fund and its shareholders. The Index is owned and was developed by Columbia Threadneedle.

Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of your investment in the Fund and could result in a greater premium or discount between the market price and the NAV of the Fund’s shares and/or wider bid/ask spreads than those experienced by other ETFs.

Mid-Cap Stock Risk. Investments in mid-capitalization companies (mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies, and may be less liquid than the securities of larger companies.

Large-Cap Stock Risk. Investments in larger, more established companies (larger companies) may involve certain risks associated with their larger size. For instance, larger companies may be less able to respond quickly to new competitive challenges, such as changes in consumer tastes or innovation from smaller competitors. Also, larger companies are sometimes less able to achieve as high growth rates as successful smaller companies, especially during extended periods of economic expansion.

Market Price Relative to NAV Risk. Shares of the Fund may trade at prices that vary from Fund NAV. Shares of the Fund are listed for trading on the Exchange and are bought and sold in the secondary market at market prices that may differ, in some cases significantly, from their NAV. The NAV of the Fund will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of shares, however, will generally fluctuate in response to changes in NAV, as well as the relative supply of, and demand for, Fund shares on the Exchange. Fund shares may trade at a greater premium or discount between the market price and the NAV of the Fund’s shares and/or wider bid/ask spreads than those experienced by other ETFs. Columbia Threadneedle cannot predict whether Fund shares will trade below, at or above their NAV. Price differences may result because of, among other factors, supply and demand forces in the secondary trading market for Fund shares. It is expected that these forces generally will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings. In this regard, if a shareholder purchases Fund shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Different investment strategies or techniques, including those intended to be defensive in nature, including, as examples, stop loss orders to sell an ETF’s shares in the secondary market during negative market events or conditions, such as a “flash crash” or other market disruptions, may not work as intended and may produce significant losses to investors. Investors should consult their financial intermediary prior to using any such investment strategies or techniques, or before investing in the Fund.

Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions and could result in a greater premium or discount between the market price and the NAV of the Fund’s shares and/or wider bid/ask spreads than those experienced by other ETFs. negatively impact Fund performance.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments related to its Index’s investment exposures. The Fund invests in securities or instruments included in, or believed by the portfolio managers to be representative of, the Index regardless of their investment merits. The Fund does not seek temporary defensive positions when markets decline or appear overvalued.

Quantitative Models Risk. Quantitative models used by the Index may not be effective in selecting the most favorable securities for inclusion in the Index and may cause the Fund to underperform other investment strategies. Flaws or errors in the quantitative model’s assumptions, design, execution, or data inputs may adversely affect Fund performance. Quantitative models may not perform as expected and may underperform in certain market environments including in stressed or volatile market conditions. There can be no assurance that the use of quantitative models will enable the Fund to achieve its objective.

Secondary Market Trading Risk. Investors buying or selling Fund shares will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund shares.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within one or more economic sectors, including the financials sector. The Fund generally concentrates its investments in issuers conducting business in a related group of industries to approximately the same extent as the Index. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund vulnerable to unfavorable developments in that group of industries or economic sector.

Financials Sector. The Fund is vulnerable to the particular risks that may affect companies in the financials sector. Companies in the financials sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financials sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and the interest rates and fees they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.

Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the perceived value assessment of that security as determined by the portfolio managers, or may decline in price, even though the securities are already believed to be undervalued by the portfolio managers. There is also a risk that it may take longer than expected for the value of these investments to rise to the perceived value as determined by the portfolio managers. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Portfolio Managers. Information about the portfolio managers primarily responsible for overseeing the Acquiring Fund’s investments is shown below. The Acquiring Fund’s Statement of Additional Information (“SAI”) provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of shares of the Acquiring Fund.

Columbia Research Enhanced Value ETF

Portfolio Manager	Title	Role with Fund	Since
Christopher Lo, CFA	Senior Portfolio Manager	Lead Portfolio Manager	2019
Jason Wang, CFA	Portfolio Manager	Portfolio Manager	2019
Henry Hom, CFA	Senior Portfolio Manager	Portfolio Manager	2023

Dr. Lo joined one of the Columbia Threadneedle legacy firms or acquired business lines in 1998. Dr. Lo began his investment career in 1998 and earned a B.S. and M.E. from Rensselaer Polytechnic Institute, an M.B.A. from the Stern School of Business at New York University and a doctoral degree in professional studies (DPS) from Pace University, with a concentration in finance and international economics.

Mr. Wang joined one of the Columbia Threadneedle legacy firms or acquired business lines in 2010. Mr. Wang began his investment career in 2001 and earned a bachelor’s degree from Wuhan University and an MBA from the University of Notre Dame.

Mr. Hom joined Columbia Threadneedle in 2007. Mr. Hom began his investment career in 2007 and earned a B.A. in economics from Boston University.

Additional Investment Strategies and Policies. This section describes certain investment strategies and policies that the Fund may utilize in pursuit of its investment objective and some additional factors and risks involved with investing in the Fund.

In addition to any instruments mentioned in the Fund’s principal investment strategies, the Fund may also invest in derivatives, including forward contracts (including forward foreign currency contracts), futures (including equity futures and index futures), options (including options on futures) and swaps (including portfolio and total return swaps), as well as cash, cash equivalents and money market instruments, such as repurchase agreements and money market funds (including affiliated money market funds).

Investment Guidelines

As a general matter, and except as specifically described in the discussion of the Fund’s principal investment strategies in this Combined Information Statement/Prospectus or as otherwise required by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, whenever an investment policy or limitation states a percentage of the Fund’s assets that may be invested in any security or other asset or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s investment in the security or asset.

Holding Other Kinds of Investments

The Fund may hold other investments that are not part of its principal investment strategies. These investments and their risks are described below and/or in the Fund’s SAI. The Fund may choose not to invest in certain securities described herein and in the Fund’s SAI, although it has the ability to do so. Information on the Fund’s holdings can be found in the Fund’s Form N-CSR or by visiting columbiathreadneedleus.com/etfs.

Transactions in Derivatives

The Fund may enter into derivative transactions. Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as the Secured Overnight Financing Rate (commonly known as “SOFR”)) or market indices (such as the Standard & Poor’s 500® Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility in the value of the derivative and/or the Fund’s shares, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders holding shares in a taxable account. Other risks arise from the Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. The U.S. government and the European Union (and some other jurisdictions) have enacted regulations and similar requirements that prescribe clearing, margin, reporting and registration requirements for participants in the derivatives market. These requirements are evolving and their ultimate impact on the Fund remains unclear, but such impact could include restricting and/or imposing significant costs or other burdens upon the Fund’s participation in derivatives transactions. Additionally, regulations governing the use of derivatives by registered investment companies, such as the Fund, require, among other things, that a fund that invests in derivative instruments beyond a specified limited amount apply a value-at-risk-based limit to its portfolio and establish a comprehensive derivatives risk management program. As of the date of this prospectus, the Fund is required to maintain a comprehensive derivatives risk management program. For more information on the risks of derivative investments and strategies, see the Fund’s SAI.

Affiliated Funds Investing in the Fund

Columbia Threadneedle or an affiliate serves as investment adviser to funds using the Columbia brand (“Columbia Funds”), including those that are structured as “fund-of-funds”, and provides asset-allocation services to (i) shareholders by investing in shares of other Columbia Funds, which may include the Fund (collectively referred to in this section as “Underlying Funds”), and (ii) discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in Underlying Funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of one or more Underlying Funds, and Columbia Threadneedle seeks to balance potential conflicts of interest between the affiliated products and the Underlying Funds in which they invest. The affiliated products’ investment in the Underlying Funds may have the effect of creating economies of scale, possibly resulting in lower expense ratios for the Underlying Funds, because the affiliated products may own substantial portions of the shares of Underlying Funds. However, redemption of Underlying Fund shares by one or more affiliated products could cause the expense ratio of an Underlying Fund to increase, as its fixed costs would be spread over a smaller asset base. Because of large positions of certain affiliated products, the Underlying Funds may experience relatively large inflows and outflows of cash due to affiliated products’ purchases and sales of Underlying Fund shares. Although Columbia Threadneedle or its affiliate may seek to minimize the impact of these transactions where possible, for example, by structuring them over a reasonable period of time or through other measures, Underlying Funds may experience increased expenses as they buy and sell portfolio securities to manage the cash flow effect related to these transactions. Further, when Columbia Threadneedle or its affiliate structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, those affiliated products, including funds-of-funds, may pay more or less (for purchase activity), or receive more or less (for redemption activity), for shares of the Underlying Funds than if the transactions were executed in one transaction. In addition, substantial redemptions by affiliated products within a short period of time could require the Underlying Fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing it to realize a loss. In order to meet such redemptions, an Underlying Fund may be forced to sell its liquid (or more liquid) positions, leaving the Underlying Fund holding, post-redemption, a relatively larger position in illiquid investments (i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment) or less liquid securities. Substantial redemptions may also adversely affect the ability of the Underlying Fund to implement its investment strategy. Columbia Threadneedle or its affiliate also has a conflict of interest in determining the allocation of affiliated products’ assets among the Underlying Funds, as it earns different fees from the various Underlying Funds.

Investing in Money Market Funds

The Fund may invest cash in, or hold as collateral for certain investments, shares of registered or unregistered money market funds, including funds advised by Columbia Threadneedle or its affiliates. These funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest.

Fund Website and Disclosure of Portfolio Holdings

Information about the Fund may be found at columbiathreadneedleus.com/etfs. Among other things, this website includes the Summary Prospectus, the prospectus and the SAI, when available, the Fund’s annual and semiannual reports and information on the Fund’s net asset value, market price, premiums/discounts, and bid-ask spreads, among other information.

Each day the Fund is open for business, it publicly disseminates the Fund’s full portfolio holdings as of the close of the previous business day through its website at columbiathreadneedleus.com/etfs. In addition, the In-Kind Creation Basket and In-Kind Redemption Basket, which identify the securities and share quantities which may be delivered in exchange for purchases and redemptions of Creation Units as discussed below and in the SAI, are publicly disseminated each business day prior to the opening of trading on the Exchange via the National Securities Clearing Corporation (“NSCC”).

Additional Information on Portfolio Turnover

A fund that replaces, or turns over, more than 100% of its investments in a year may be considered to have a high portfolio turnover rate. A high portfolio turnover rate can generate larger distributions of short-term capital gains to shareholders, which for individuals are generally taxable at higher rates than long-term capital gains for U.S. federal income tax purposes. Also, a high portfolio turnover rate can mean higher brokerage commissions and other transaction costs, which could reduce a fund’s returns. In general, the greater the volume of buying and selling by a fund, the greater the impact that brokerage commissions and other transaction costs will have on its returns. The Fund may sell securities regardless of how long they’ve been held. A higher portfolio turnover rate may reduce the relative potential tax efficiency of the Fund compared with traditional mutual funds except potentially in cases where accomplished through redemptions in kind.

Understanding Annual Fund Operating Expenses

The Fund’s annual operating expenses, as presented in the Annual Fund Operating Expenses table in the “Section A – The Reorganization – Summary – Fees

and Expenses” section of this Combined Information Statement/Prospectus, generally are based on estimated expenses for the Fund’s current fiscal period and are expressed as a percentage (expense ratio) of the Fund’s average net assets. The expense ratio reflects the Fund’s fee arrangements as of the date of this Combined Information Statement/Prospectus. In general, the Fund’s expense ratio will increase as its net assets decrease, such that the Fund’s actual expense ratio may be higher than the expense ratio presented in the Annual Fund Operating Expenses table if assets fall. Any commitment by Columbia Threadneedle and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected, in part, to limit the impact of any increase in the Fund’s expense ratio that would otherwise result because of a decrease in the Fund’s assets in the current fiscal period. The Fund’s annual operating expenses are comprised of (i) investment management fees, (ii) distribution and/or service fees, and (iii) other expenses. No distribution or service fees are currently paid by the Fund, and there are no current plans to impose these fees.

Primary Service Provider Contracts

The Fund enters into contractual arrangements (“Service Provider Contracts”) with various service providers, including, among others, Columbia Threadneedle, the administrator, the distributor, the transfer agent and the Fund’s custodian. The Fund’s Service Provider Contracts are solely among the parties thereto. Shareholders are not parties to, or intended to be third-party beneficiaries of, any Service Provider Contracts. Further, the Fund’s prospectus, SAI and any Service Provider Contracts are not intended to give rise to any agreement, duty, special relationship or other obligation between the Fund and any investor, or give rise to any agreement, duty, special relationship or other obligation between the Fund and any investor, or give rise to any contractual, tort or other rights in any individual shareholder, group of shareholders or other person, including any right to assert a fiduciary or other duty, enforce the Service Provider Contracts against the parties or to seek any remedy thereunder, either directly or on behalf of the Fund. Nothing in the previous sentence should be read to suggest any waiver of any rights under federal or state securities laws.

The Investment Manager

Columbia Management Investment Advisers, LLC is located at 290 Congress Street, Boston, MA 02210 and serves as investment adviser to the Columbia Funds, including the Fund. Columbia Threadneedle is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”). Columbia Threadneedle’s management experience covers all major asset classes, including equity securities, debt instruments and money market instruments. In addition to serving as an investment adviser to traditional mutual funds, exchange-traded funds and closed-end funds, Columbia Threadneedle acts as an investment adviser for itself, its affiliates, individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, Columbia Threadneedle manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing portfolio transactions. Columbia Threadneedle may use the research and other capabilities of its affiliates and third parties in managing the Fund’s investments. Columbia Threadneedle is also responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, the coordination of the Fund’s other service providers and the provision of related clerical and administrative services.

The SEC has issued an order that permits Columbia Threadneedle, subject to the approval of the Board, to appoint affiliated and unaffiliated subadvisers by entering into subadvisory agreements with them, and to change in material respects the terms of those subadvisory agreements, including the fees paid thereunder, for the Fund without first obtaining shareholder approval, thereby avoiding the expense and delays typically associated with obtaining shareholder approval. The Fund furnishes shareholders with information about new subadvisers retained in reliance on the order within 90 days after hiring the subadviser. Columbia Threadneedle and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create certain conflicts of interest. When making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, Columbia Threadneedle discloses to the Board the nature of any such material relationships. The SEC has issued a separate order that permits the Board to approve new subadvisory agreements or material changes to existing subadvisory agreements at a meeting that is not in person, provided that the Trustees are able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting and other conditions of the order are satisfied. At present, Columbia Threadneedle has not engaged any investment subadviser for the Fund.

The Fund pays Columbia Threadneedle a fee for its investment management services. The fee is calculated as a percentage of the daily net assets of the Fund and is paid monthly. The fee is 0.19%, with respect to Columbia Research Enhanced Value ETF, of the Fund’s average daily net assets on all assets. In return for this fee (which is sometimes referred to as a unitary or unified fee), Columbia Threadneedle has agreed to pay the operating costs and expenses of the Fund other than the following expenses, which will be paid by the Fund: taxes, interest incurred on borrowing by the Fund, if any, brokerage fees and commissions, interest and fee expense related to the Fund’s participation in inverse floater structures and any other portfolio transaction expenses, infrequent and/or unusual expenses, including without limitation litigation expenses, distribution and/or service fees, expenses incurred in connection with lending securities, and any other expenses approved by the Board.

A discussion regarding the basis for the Board’s approval of the adoption of the Fund’s investment management services agreement with Columbia Threadneedle is available in the Fund’s Form N-CSR for the fiscal year ended October 31, 2024.

Other Service Providers

ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203, serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares.

BNY Mellon Corporation (“BNY Mellon”), 240 Greenwich Street, New York, NY 10286, is the administrator, fund accountant, transfer agent and custodian for the Fund. Prior to the Reorganization, State Street Bank and Trust Company will replace BNY Mellon as transfer agent, custodian, and administrator for the Fund. State Street is located at One Congress Street, Boston, Massachusetts 02114.

PricewaterhouseCoopers LLP, 45 South Seventh Street, Suite 3400, Minneapolis, MN 55402, serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

Index Calculation Agent

FTSE Russell, with offices at 1201 Third Avenue, Suite 2500, Seattle, Washington 98101, is the index calculation agent of the Beta Advantage® Research Enhanced U.S. Value Index, which is the index tracked by the Acquiring Fund.

The Beta Advantage® Research Enhanced U.S. Value Index is calculated and maintained by FTSE Russell using the Russell 1000 Value Index as a starting universe, and aims to reflect the performance of a Columbia Management methodology. FTSE Russell does not sponsor, endorse, sell, or promote any investment vehicle that is offered by any third party that seeks to provide an investment return based on the performance of any index. It is not possible to invest directly in an index.

Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest

Columbia Threadneedle provides various services to the Fund and other Columbia Funds for which it is compensated. Ameriprise Financial and its affiliates may also provide other services to these funds and be compensated for them.

Columbia Threadneedle and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Fund. These activities, and other financial services activities of Ameriprise Financial and its affiliates, may present actual and potential conflicts of interest and introduce certain investment constraints.

Ameriprise Financial is a major financial services company, engaged in a broad range of financial activities beyond the fund-related activities of Columbia Threadneedle, including, among others, insurance, broker-dealer (sales and trading), asset management, banking and other financial activities. These additional activities may involve multiple advisory, financial, insurance and other interests in securities and other instruments, and in companies that issue securities and other instruments, that may be bought, sold or held by the Fund.

Conflicts of interest and limitations that could affect the Fund may arise from, for example, the following:

•	compensation and other benefits received by Columbia Threadneedle and other Ameriprise Financial affiliates related to the management/administration of the Fund and the sale of its shares;

•

the allocation of, and competition for, investment opportunities among the Fund, other funds and accounts advised/managed by Columbia Threadneedle and other Ameriprise Financial affiliates, or Ameriprise Financial itself and its affiliates;

•	separate and potentially divergent management of the Fund and other funds and accounts advised/ managed by Columbia Threadneedle and other Ameriprise Financial affiliates;

•	regulatory and other investment restrictions on investment activities of Columbia Threadneedle and other Ameriprise Financial affiliates and accounts advised/managed by them;

•	insurance and other relationships of Ameriprise Financial affiliates with companies and other entities in which the Fund invests; and

•	regulatory and other restrictions relating to the sharing of information between Ameriprise Financial and its affiliates, including Columbia Threadneedle, and the Fund.

Columbia Threadneedle and Ameriprise Financial have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no assurance that these policies, procedures and disclosures will be effective.

Additional information about Ameriprise Financial and the types of conflicts of interest and other matters referenced above is set forth in the Investment Management and Other Services - Other Roles and Relationships of Ameriprise Financial and its Affiliates - Certain Conflicts of Interest section of the Acquiring Fund’s SAI. Investors should carefully review these disclosures and consult with their financial advisor if they have any questions.

Certain Legal Matters

Ameriprise Financial and certain of its affiliates are involved, in the normal course of business, in legal proceedings that include regulatory inquiries, arbitration and litigation (including class actions) concerning matters arising in connection with the conduct of their business activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Information regarding certain pending and settled legal proceedings may be found in the Fund’s Form N-CSR and SAI. Additionally, Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at sec.gov.

Buying and Selling Acquiring Fund Shares. Shares of the Acquiring Funds are issued or redeemed by the Fund at NAV per share only in Creation Units of 25,000 shares. As of August 29, 2025, the value of one Creation Unit of the Fund was $692,115.

Shares trade on the secondary market, which is where most retail investors will buy and sell shares. It is expected that only a limited number of institutional investors will purchase and redeem shares directly from the Fund. Thus, certain information in the Fund’s prospectus is not relevant to most retail investors. For example, information about buying and redeeming Creation Units directly from the Fund and about transaction fees imposed on such purchases and redemptions is not relevant to most retail investors.

Except when aggregated in Creation Units, the Acquiring Fund’s shares are not redeemable with the Fund. Additional information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund’s SAI.

Buying and Selling Acquiring Fund Shares on the Secondary Market

The Fund issues or redeems its shares at NAV per share only in Creation Units and only to Authorized Participants (or “APs”). Most investors will buy and sell shares in secondary market transactions through brokers or other financial intermediaries, and therefore must have an account with them to buy and sell shares. Shares can be bought or sold through your financial intermediary throughout the trading day like shares of any publicly traded issuer. When buying or selling shares through a financial intermediary, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered prices in the secondary market for shares. The price at which you buy or sell shares (i.e., the market price) may be more (a premium to) or less than (a discount to) the NAV of the shares. Unless imposed by your financial intermediary, there is no minimum dollar amount you must invest in the Fund and no minimum number of shares you must buy. The Fund accommodates frequent purchases and redemptions of Creation Units by Authorized Participants and does not place a limit on purchases or redemptions of Creation Units by these investors. The Fund reserves the right, but does not have the obligation, to reject any purchase or redemption transaction at any time. With respect to foreign common stocks, the Fund may pay redemption proceeds more than seven

(but no more than fifteen) calendar days after the Fund’s shares are tendered for redemption as a result of local market holidays.

Shares on Columbia Research Enhanced Value ETF are listed on NYSE Arca under the symbol: REVS.

NYSE Arca is generally open Monday through Friday and is closed for weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

For information about buying and selling shares on the Exchange or in the secondary markets, please contact your financial intermediary.

Book Entry. Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”), or its nominee, is the registered owner of all outstanding shares of the Fund and is recognized as the owner of all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of Fund Shares certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely on the procedures of DTC and its participants. These procedures are the same as those that apply to any stocks that you hold in book entry or “street name” through your brokerage account. Your account information will be maintained by your financial intermediary, which will provide you with account statements, confirmations of your purchases and sales of shares, and tax information. Your financial intermediary also will be responsible for distributing income dividends and capital gain distributions and for ensuring that you receive shareholder reports and other communications from the Fund.

Share Trading Prices. The trading prices of the Fund’s shares may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand for the Fund’s shares, the prices of the Fund’s investments, economic conditions and other factors. The Exchange or another market information provider intends to disseminate the approximate value of the Fund’s portfolio every fifteen seconds. This approximate value should not be viewed as a “real-time” update of the NAV of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day. The quotations for certain investments may not be updated during U.S. trading hours if such holdings do not trade in the U.S., except such quotations may be updated to reflect currency fluctuations. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate values and makes no warranty as to the accuracy of these values.

Additional Information about Buying and Selling Acquiring Fund Shares

Continuous Offering. Authorized Participants should be aware of certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because shares may be issued on an ongoing basis, a “distribution” of shares could be occurring at any time. Certain activities that Authorized Participants perform with respect to the sale of shares could, depending on the circumstances, result in Authorized Participants being deemed to be a participant in the distribution, in a manner that could render Authorized Participants a statutory underwriter and subject Authorized Participants to the prospectus delivery and liability provisions of the Securities Act of 1933, as amended (the “Securities Act”). For example, Authorized Participants could be deemed a statutory underwriter if Authorized Participants purchase Creation Units from the issuing Fund, break them down into the constituent shares, and sell those shares directly to customers, or if Authorized Participants choose to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. Whether a person is an underwriter for purposes of the Securities Act depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause Authorized Participants to be deemed an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary market transactions), and thus dealing with shares as part of an unsold allotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Active Investors and Market Timing

With respect to the Acquiring Fund, the Board has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Fund’s shares because investors primarily transact in Fund shares on the secondary market. Frequent trading of shares on the secondary market does not disrupt portfolio management, increase the Fund’s trading costs, lead to realization of capital gains or otherwise harm Fund shareholders because these trades do not involve the issuance or redemption of Fund shares.

The Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of a Participant Agreement between an Authorized Participant and the Distributor, and accepted by the Transfer Agent. With respect to such trades directly with the Fund to the extent effected in-kind (i.e., for securities), they generally would not cause the harmful effects that may result from frequent cash trades.

The Board recognizes that to the extent that the Fund allows or requires trades to be effected in whole or in part in cash, those trades could result in dilution to a Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. The Board also recognizes, however, that direct trading by Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. Further, the Fund may employ fair valuation pricing to minimize the potential for dilution. Moreover, the Fund imposes transaction fees on purchases and redemptions of Creation Units reflecting the fact that the Fund’s costs increase in those circumstances. The Fund reserves the right to impose additional restrictions on disruptive, excessive or short-term purchases.

Acquiring Fund Distribution and Service Fees

The Board has approved, and the Acquiring Fund has adopted, a distribution and service plan (the Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees to the Distributor and other firms that provide distribution and shareholder services (Service Providers). If a Service Provider provides such services, the Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act.

No distribution or service fees are currently paid by the Acquiring Fund, and there are no current plans to impose these fees. Future payments may be made under the Plan without any further shareholder approval. In the event Rule 12b-1 fees are charged, over time they would increase the cost of an investment in the Fund. Upon the closing of the Reorganization, the Plan will be terminated.

Determination of Net Asset Value

FUNDamentalsTM
NAV Calculation

The Fund calculates its NAV as follows:

[(Value of assets)
NAV =	– (Liabilities)] /
(Number of outstanding shares)

FUNDamentalsTM
Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day typically ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. For purposes of this section only, the Fund will not treat an intraday unscheduled disruption in NYSE trading or an intraday unscheduled closing as a close of regular trading on the NYSE for these purposes and will price its shares as of the regularly scheduled closing time for that day (typically, 4:00 p.m. Eastern time). Nonetheless, the NAV of Fund shares may be determined at such other time or times (in addition to or in lieu of the time set forth above) as the Fund’s Board may approve or ratify. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities listed on an exchange are typically valued at the closing price or last trade on their primary exchange at the close of business of the NYSE. Equity securities without a readily available closing price or that are not listed on any exchange are typically valued at the mean between the closing bid and asked prices. Other equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are fair valued unless market quotations are readily available, fixed income investments maturing in 60 days or less are valued primarily using the amortized cost method, unless this methodology results in a valuation that does not approximate the market value of these securities, and those maturing in excess of 60 days are valued based on prices obtained from a pricing service, if available (which may represent market values or fair values). Investments in other open-end funds are valued at their published NAVs. The value of the Fund’s portfolio securities is determined in accordance with the valuation policy approved by the Board (the Valuation Policy). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Columbia Threadneedle as the Fund’s valuation designee. Columbia Threadneedle, in turn, has authorized its valuation committee to make fair value determinations and to carry out supervisory and certain other functions relating to the valuation of Fund portfolio securities, pursuant to the Valuation Policy.

If a market price is not readily available or is deemed not to reflect market value for a portfolio security, the Investment Manager will determine the price based on a determination of the security’s fair value pursuant to the Valuation Policy. In addition, Columbia Threadneedle may use fair valuation techniques to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earnings announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria in determining whether a foreign security’s market price is readily available and reflective of market value and, if not, the fair value of the security.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when Columbia Threadneedle uses fair valuation to price equity securities, it may value those securities higher or lower than another fund or manager would. Also, fair valuation of Fund holdings may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmark indices used to compare the Fund’s performance because indices generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate.

Distributions and Taxes

Distributions to Shareholders. A fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments, and dividends paid on common stocks.

•

A fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is generally unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than its adjusted cost basis, and will generally realize a capital loss if it sells that investment for a lower price than its adjusted cost basis. Capital gains and losses are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term) or more than one year (long-term).

Funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains. Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money (or be exposed to additional losses, if the fund earns a negative return). Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

Brokers may make available to their customers who own shares the DTC book-entry dividend reinvestment service. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require Fund shareholders to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and net realized gains will be automatically reinvested in additional whole shares of the distributing Fund purchased in the secondary market. Without this service, investors would receive their distributions in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal income or excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

Fund	Declaration Schedule	Distribution Schedule
Columbia Research Enhanced Value ETF	Annually	Annually

The Fund may declare or pay distributions of net investment income more frequently.

Each time a distribution is made, the NAV per share is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” before you invest in a Fund, check the Fund’s distribution schedule, which is available at the Columbia Funds’ website, columbiathreadneedleus.com, and/or by calling 800.426.3750.

Taxes. You should be aware of the following considerations applicable to the Fund:

•

The Fund has elected and intends to qualify and to be eligible for treatment each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify for treatment as a regulated investment company would result in Fund-level taxation, and consequently, a reduction in income available for distribution to you and in the NAV of your shares. Even if the Fund qualifies for treatment as a regulated investment company, the Fund may be subject to federal excise tax on certain undistributed income or gains.

•

Otherwise taxable distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional Fund shares. Dividends paid in January are deemed paid on December 31 of the prior year if the dividend was declared and payable to shareholders of record in October, November, or December of such prior year.

•

Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares. Certain events may require the Fund to sell significant amounts of appreciated securities and make large dividends relative to the Fund’s NAV. Such events may include portfolio rebalancing or fund mergers. The Fund generally provides estimates of expected capital gain dividends (if any) prior to the distribution on columbiathreadneedleus.com/etfs.

•

From time to time, a distribution from the Fund could constitute a return of capital. A return of capital is a return of an amount of your original investment and is not a distribution of income or capital gain from the Fund. Therefore, a return of capital is not taxable to you so long as the amount of the distribution does not exceed your tax basis in your Fund shares. A return of capital reduces your tax basis in your Fund shares (but not below zero), with any amounts exceeding such basis generally taxable as capital gain.

•

If you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at the lower net long-term capital gain rates instead of the higher ordinary income rates. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends.

•

Certain high-income individuals (as well as estates and trusts) are subject to a 3.8% tax on net investment income. For individuals, the 3.8% tax applies to the lesser of (1) the amount (if any) by which the taxpayer’s modified adjusted gross income exceeds certain threshold amounts or (2) the taxpayer’s “net investment income.” Net investment income generally includes for this purpose dividends, including any capital gain dividends, paid by the Fund, and net gains recognized on the sale or redemption of shares of the Fund.

•

Certain derivative instruments when held in the Fund’s portfolio subject the Fund to special tax rules, the effect of which may be to, among other things, accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund portfolio securities, or convert capital gains into ordinary income, short-term capital losses into long-term capital losses or long-term capital gains into short-term capital gains. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

•

Generally, a Fund realizes a capital gain or loss on an option when the option expires, or when it is exercised, sold or otherwise terminated. However, if an option is a “section 1256 contract,” which includes most traded options on a broad-based index, and the Fund holds such option at the end of its taxable year, the Fund is deemed to sell such option at fair market value at such time and recognize any gain or loss thereon, which is generally deemed to be 60% long-term and 40% short-term capital gain or loss, as described further in the Funds’ SAI.

•

Income and proceeds received by the Fund from sources within foreign countries may be subject to foreign taxes. If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income for U.S. federal income tax purposes your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. You may be able to claim a foreign tax credit or deduction in respect of this amount, subject to certain limitations. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so.

•

A sale or redemption of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales or redemptions of Fund shares, including those paid in securities or other instruments, usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and your adjusted tax basis in the shares, which is generally the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term; in other circumstances, capital losses may be disallowed under the “wash sale” rules.

•

In the case of sales of Fund shares in the secondary market, your broker will be responsible for furnishing tax reporting information for Fund shares held in a nonqualified account, shareholder reports, and other communications from the Fund. For sales of Fund shares acquired in a nonqualified account after 2011, your broker is required to report basis and holding period information to you and the Internal Revenue Service (IRS). Your broker may offer a choice of basis calculation methods. Contact your broker to determine which basis methods are available for your account.

•

The Fund or, in the case of sales of Fund shares in the secondary market, your broker, will generally be required by federal law to withhold tax on any distributions and proceeds paid to you if you have not provided a correct taxpayer identification number (TIN) or have not certified to the Fund or its agent, or your broker, as the case may be, that withholding does not apply.

•

For Authorized Participants Purchasing and Redeeming in Creation Units: An Authorized Participant that exchanges equity securities for one or more Creation Units will generally recognize a gain or a loss on the exchange. The gain or loss will be equal to the difference between (i) the market value of the Creation Unit(s) at the time and, (ii) the exchanger’s aggregate basis in the securities surrendered plus (or minus) the Cash Component paid (or received). A person who redeems one or more Creation Units for equity securities will generally recognize a gain or loss equal to the difference between (i) the exchanger’s basis in the Creation Unit(s) and, (ii) the aggregate market value of the securities received plus (or minus) the Cash Component received (or paid). The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Unit(s) cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisors with respect to whether wash sale rules apply and when a loss might be deductible. Any capital gain or loss realized upon a redemption of one or more Creation Units is generally treated as long-term capital gain or loss if the Creation Unit(s) have been held for more than one year and as short-term capital gain or loss if they have been held for one year or less. Authorized Participants who are dealers in securities are subject to different tax treatment on the exchange for and redemption of Creation Units. If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many shares you purchased or sold and at what price.

FUNDamentalsTM

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in a Fund. It is not intended as a substitute for careful tax planning. Your investment in a Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the Funds’ SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in a Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

Premium/Discount Information. Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at https://www.columbiathreadneedleus.com/investment-products/details/?cusip=19761L805.

Exhibit A

Financial Highlights

Financial Highlights — Columbia Integrated Large Cap Value Fund

The following table is intended to help you understand Columbia Integrated Large Cap Value Fund’s (the “Fund”) financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2022 and thereafter, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher. The information for the six-month period ended February 28, 2025 is unaudited. This information below for the fiscal years ending August 31, 2024 and August 31, 2023 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Form N-CSR, which is available upon request. The information for the fiscal year ended August 31, 2022 has been derived from the financial statements audited by the Fund’s former independent registered public accounting firm and, for the fiscal years ended on or prior to August 31, 2021, the ILCV Predecessor Fund’s independent registered public accounting firm.

	Class A								Institutional Class
	Six months ended February 28, 2025 (Unaudited)	Year Ended October 31,						Six months Ended February 28, 2025 (Unaudited)	Year Ended October 31,
		2024	2023	2022(e)		2021(g)	2020		2024	2023	2022(h)
Net asset value, beginning of period	$14.66	$13.81	$14.57	$19.06		$13.52	$13.72	$14.77	$13.91	$14.66	$15.59
Net investment income	0.07%	0.16%	0.14%	0.18%		0.18%	0.22%	0.07%	0.19%	0.18%	0.13%
Net realized and unrealized gain (loss)	0.79%	2.24%	1.04%	(1.27%)		5.53%	(0.18%)	0.80%	2.26%	1.05%	(0.97%)
Total from investment operations	0.86%	2.40%	1.18%	(1.09%)		5.71%	0.04%	0.87%	2.45%	1.23%	(0.84%)
Distributions from net in investment income	(0.10%)	(0.16%)	(0.17%)	(0.18%)		(0.17%)	(0.24%)	(0.11%)	(0.20%)	(0.21%)	(0.09%)
Distributions from net realized gains	(5.02%)	(1.39%)	(1.77%)	(3.22%)		—	—	(5.02%)	1.39%	(1.77%)	—
Total distributions to shareholders	(5.12%)	(1.55%)	(1.94%)	(3.40%)		(0.17%)	(0.24%)	(5.13%)	(1.59%)	(1.98%)	(0.09)
Net asset value, end of period	$10.40	$14.66	$13.81	$14.57		$19.06	$13.52	$10.51	$14.77	$13.91	$14.66
Total return	5.59%	19.17%	8.83%	(6.97%)		42.53%	0.43%	5.68%	19.40%	9.12%	(5.36%)
Total gross expense ratio to average net assets(a)	1.29%	1.27%	1.25%	1.17	%(f)	0.86%	0.85%	1.09%	1.01%	1.00%	0.97	%(f)

	Class A												Institutional Class
	Six months ended February 28, 2025 (Unaudited)		Year Ended October 31,								Six months Ended February 28, 2025 (Unaudited)		Year Ended October 31,
			2024		2023		2022(e)		2021(g)	2020			2024		2023		2022(h)
Total net expense ratio to average net assets(a)(b)(c)	0.76	%(d)	0.79	%(d)	0.79	%(d)	0.79	%(f)	0.79%	0.79%	0.55	%(d)	0.54	%(d)	0.54	%(d)	0.53	%(f)
Net investment income ratio to average net assets	1.19%		1.15%		1.04%		1.11%		1.17%	1.62%	1.22%		1.38%		1.31%		1.44%
Portfolio Turnover	23%		38%		39%		51%		60%	76%	23%		38%		39%		51%
Net assets, end of period (000’s)	$26,905		$28,343		$31,104		$35,789		$18,563	$14,047	$33,508		$3,381		$37,904		$145,571

(a)

In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by Columbia Threadneedle and certain of its affiliates, if applicable.
(c)

Total net expenses include the impact of certain fee waivers/expense reimbursements made by BMO Asset Management Corp, and certain of its affiliates, if applicable, for the account periods prior to the closing of the reorganization of the ILCV Predecessor Fund with and into the Fund, which occurred on January 21, 2022.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Redemption fees consisted of per share amounts less than $0.01.
(f)	Ratios include interfund lending expense which is less than 0.01%.
(g)	Net investment income (loss) per share calculated using the average shares method.
(h)	Institutional Class shares commenced operations on January 26, 2022. Per share data and total return reflect activity from that date.

Financial Highlights — Columbia Research Enhanced Value ETF

The following table is intended to help you understand Columbia Research Enhanced Value ETF’s (the “ETF”) financial performance for the past five fiscal years or, if shorter, the ETF’s period of operations. Certain information reflects financial results for a single ETF share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the ETF assuming all dividends and distributions had been reinvested. Total Return at NAV is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total Return at Market Price is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period and redemption on the last day of the period. The total return would have been lower if certain expenses had not been reimbursed/waived by Columbia Threadneedle. Through July 31, 2020, Market Price returns are based on the midpoint of the bid/ask spread for ETF shares at market close (typically 4 pm ET). Beginning with August 31, 2020 month-end performance, Market Price returns are based on closing prices reported by the ETF’s primary listing exchange (typically 4 pm ET close). These returns do not represent the returns an investor would receive if shares were traded at other times. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments, certain derivatives and in-kind transactions, if any. If such transactions were included, the ETF’s portfolio turnover rate may be higher. The information for the six month period ended April 30, 2025 is unaudited. The information for the fiscal years ending August 31, 2024, August 31, 2023, August 31, 2022, August 31, 2021, and August 31, 2020 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the ETF’s financial statements, is included in the ETF’s Form N-CSR, which is available upon request.

	Six months ended April 30, 2025 (unaudited)	Year Ended October 31,
		2024		2023		2022	2021	2020
Per share data
Net asset value, beginning of period	$25.40	$19.65		$19.74		$20.96	$18.46	$20.24
Income (loss) from investment operations:
Net investment income	0.31	0.53		0.49		0.47	0.43	0.56
Net realized and unrealized gain (loss)	(0.95)	5.76		(0.10)		(1.44)	6.74	(2.19)
Total from investment operations	(0.64)	6.29		0.39		(0.97)	7.17	(1.63)
Less distributions to shareholders:
Net investment income	(0.47)	(0.54)		(0.48)		(0.12)	(4.16)	(0.15)
Net realized gains	—	—		—		(0.13)	(0.51)	(0.00	)(a)
Total distribution to shareholders	(0.47)	(0.54)		(0.48)		(0.25)	(4.67)	(0.15)
Net asset value, end of period	$24.29	$25.40		$19.65		$19.74	$20.96	$18.46
Total Return at NAV	(2.55)%	32.50%		2.02%		(4.66)%	45.48%	(8.16)%
Total Return at Market Price	(2.58)%	33.21%		1.55%		(4.46)%	45.90%	(8.50)%
Ratios to average net assets:
Total gross expenses(b)	0.19%	0.19	%(c)	0.19	%(c)	0.19%	0.19%	0.19%
Total net expenses(b)(d)	0.19%	0.19	%(c)	0.19	%(c)	0.19%	0.19%	0.19%
Net investment income	2.47%	2.26%		2.43%		2.30%	2.14%	2.93%
Supplemental data
Net assets, end of period (in thousands)	$68,617	$66,046		$18,669		$17,276	$11,003	$462
Portfolio turnover	27%	62%		76%		99%	84%	95%

(a)	Rounds to zero.
(b)

In addition to the fees and expenses that the ETF bears directly, the ETF indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the ETF’s reported expense ratios.

(c)	The ratio includes less than 0.01% attributed to overdraft expense, which is outside the Unitary Fee (as defined in Note 3 in the ETF’s Notes to Financial Statements).
(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by Columbia Threadneedle and certain of its affiliates, if applicable.

Exhibit B

Ownership of Fund Shares

The following table provides information on each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Fund as of August 31, 2025 because it owns, directly or indirectly, of record more than 25% of the outstanding shares of such Fund, by virtue of its fiduciary roles with respect to its clients or otherwise. A control person may be able to facilitate shareholder approval of proposals it favors and to impede shareholder approval of proposals it opposes. In this regard, if a control person owns a sufficient number of a Fund’s outstanding shares, then, for certain shareholder proposals, such control person may be able to approve, or to prevent approval, of such proposals without regard to votes by other Fund shareholders.

Columbia Integrated Large Cap Value Fund

Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141
	Class A	35.14%	N/A

	Class Inst	13.88%
LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968
	Class A	10.99%	N/A

	Class Inst	20.23%
MATRIX TRUST COMPANY CUST FBO COURT PLACE PROFIT SHARING PLAN PO BOX 52129 PHOENIX AZ 85072-2129
	Class Inst	8.38%	N/A
NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1015
	Class A	11.21%	N/A

	Class Inst	17.57%
SEI PRIVATE TRUST COMPANY C/O FIRST INTERSTATE BANK 1 FREEDOM VALLEY DR OAKS PA 19456-9989
	Class Inst	15.38%	N/A

B-1

Columbia Research Enhanced Value ETF

Shareholder Name and Address	Percentage
LPL FINANCIAL LLC* 1055 LPL WAY FORT MILL, SC 29715	67.61%
RAYMOND JAMES & ASSOCIATES 880 CARILION PARKWAY ST. PETERSBURG, FL 33716	13.88%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD. JERSEY CITY, NJ 07310
9.02%
CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215
6.89%

*	LPL Financial LLC, a California limited liability company, is a subsidiary of LPL Financial Holdings, Inc.

B-2

Exhibit C

Comparison of Organizational Documents

This chart highlights material differences between the rights of shareholders of the Target Fund and the Acquiring Fund. A full summary of the terms of the Declarations of Trust and By-Laws of each of the Target Fund and the Acquiring Fund is set forth in Appendix B to each Fund’s SAI, which is incorporated herein by reference.

Policy	Columbia Integrated Large Cap Value Fund	Columbia Research Enhanced Value ETF
Shareholder Voting Rights

Any fractional share of a series or class shall carry proportionately all the rights and obligations of a whole share of that series or class, including rights with respect to voting.

The shareholders have the power to vote (i) for the election of trustees, (ii) to the same extent as shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the trust or shareholder, (iii) with respect to termination of the trust or any class or series of the trust, (iv) with respect to the approval or termination in accordance with the 1940 Act of any contract with any one or more corporations, trusts, associations, partnerships, limited partnerships or other types of organizations, or individuals as to which shareholder approval is required by the 1940 Act, and (v) with respect to additional matters relating to the trust as may be required by the 1940 Act, the Declaration of Trust,

At all meetings of shareholders, each shareholder of record is entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) and each fractional dollar amount is entitled to a proportionate fractional vote.

The shareholders have the power to vote (i) for the election of trustees, (ii) to the same extent as shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the trust or shareholder, (iii) with respect to termination of the trust or any class or series of the trust, (iv) with respect to the approval or termination in accordance with the 1940 Act of any contract with any one or more corporations, trusts, associations, partnerships, limited partnerships or other types of organizations, or individuals as to which shareholder approval is required by the 1940 Act, and (v) with respect to additional matters relating to the trust as

Policy	Columbia Integrated Large Cap Value Fund	Columbia Research Enhanced Value ETF

the By-Laws or any registration of the trust with the SEC (or any successor agency) or any state, or as the trustees may consider necessary or desirable.

If authorized by the trustees, shareholders shall be entitled to vote cumulatively in the election of trustees.

may be required by the 1940 Act, the Declaration of Trust, the By-Laws or any registration of the trust with the SEC (or any successor agency) or any state, or as the trustees may consider necessary or desirable.

There is no cumulative voting in the election of trustees.

Shareholder Quorum

The presence in person or by proxy of 10% of the votes entitled to be cast at a meeting constitutes a quorum.

When any one or more series or classes votes as a single class separate from any other shares which are to vote on the same matters as a separate class or classes, 10% of the votes entitled to be cast by each such class entitled to vote constitutes a quorum at a shareholders’ meeting of that class.

A meeting may be adjourned by a majority of the votes properly cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.

The presence in person or by proxy of 30% of the votes entitled to be cast at a meeting constitutes a quorum.

When any one or more series or classes votes as a single class separate from any other shares which are to vote on the same matters as a separate class or classes, 30% of the votes entitled to be cast by each such class entitled to vote constitutes a quorum at a shareholders’ meeting of that class.

A meeting may be adjourned by a majority of the votes properly cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.

Shareholder Demand Procedure – Shareholder Meetings	If a meeting of shareholders has not been held during the immediately preceding fifteen (15) months for the purpose of electing trustees, a shareholder or shareholders holding three percent (3%) or more of the voting power of all shares	No corresponding provision.

Policy	Columbia Integrated Large Cap Value Fund	Columbia Research Enhanced Value ETF
entitled to vote may demand a meeting of shareholders for the purpose of electing trustees by written notice of demand given to the trustees.*

Shareholder Demand Procedure – Direct Claims

A “direct” shareholder claim shall refer to (i) a claim based upon alleged violations of a shareholder’s individual rights independent of any harm to the Trust, including a shareholder’s voting rights under Amended and Restated Declaration of Trust, rights to receive a dividend payment as may be declared from time to time, rights to inspect books and records, or other similar rights personal to the shareholder and independent of any harm to the Trust; and (ii) a claim for which an action is provided under the federal securities laws or by state statute. Any other claim asserted by a shareholder, including without limitation any claims purporting to be brought on behalf of the Trust or involving any alleged harm to the Trust, shall be considered a “derivative” claim as used herein.

No shareholder shall have the right to bring or maintain a court action or other proceeding asserting a direct claim against the Trust, the trustees or officers, if it is a derivative claim as described above.

A “direct” shareholder claim shall refer to (i) a claim based upon alleged violations of a shareholder’s individual rights independent of any harm to the Trust, including a shareholder’s voting rights under Amended and Restated Declaration of Trust, rights to receive a dividend payment as may be declared from time to time, rights to inspect books and records, or other similar rights personal to the shareholder and independent of any harm to the Trust; and (ii) a claim for which an action is provided under the federal securities laws or by state statute. Any other claim asserted by a shareholder, including without limitation any claims purporting to be brought on behalf of the Trust or involving any alleged harm to the Trust, shall be considered a “derivative” claim as used herein.

No shareholder shall have the right to bring or maintain a court action or other proceeding asserting a direct claim against the Trust, the trustees or officers, if it is a derivative claim as described above.

Shareholder Demand Procedure – Derivative Claims	Prior to initiating any court action, proceeding, or claim on behalf of the Trust or any Series thereof, a shareholder	Prior to initiating any court action, proceeding, or claim on behalf of the Trust or any Series thereof, a shareholder

Policy	Columbia Integrated Large Cap Value Fund	Columbia Research Enhanced Value ETF
	must first submit a formal written demand to the trustees, requesting that the trustees pursue such action. This demand requirement shall only be excused if the shareholder can specifically demonstrate that irreparable injury to the Trust or Series would otherwise result. The demand must be addressed to the Secretary of the Trust at its principal office and must describe, in reasonable detail, the nature of the proposed action and the essential facts supporting it. Upon receipt, the trustees are required to consider the demand within 45 days. In their sole discretion, the trustees may elect to bring, maintain or settle such court action, or submit the matter to a vote of the shareholders. Any decision made by the trustees in this regard, in the exercise of their business judgment, shall be final and binding upon all shareholders.	must first submit a formal written demand to the trustees, requesting that the trustees pursue such action. This demand requirement shall only be excused if the shareholder can specifically demonstrate that irreparable injury to the Trust or Series would otherwise result. The demand must be addressed to the Secretary of the Trust at its principal office and must describe, in reasonable detail, the nature of the proposed action and the essential facts supporting it. Upon receipt, the trustees are required to consider the demand within 45 days. In their sole discretion, the trustees may elect to bring, maintain or settle such court action, or submit the matter to a vote of the shareholders. Any decision made by the trustees in this regard, in the exercise of their business judgment, shall be final and binding upon all shareholders.

*

Within thirty (30) days after receipt of such demand, the trustees shall call and give notice of a meeting of shareholders for the purpose of electing trustees. If the trustees shall fail to call such meeting or give notice thereof, then the shareholder or shareholders making the demand may call and give notice of such meeting at the expense of the trust. The trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any trustee of the trust when requested to do so in writing by shareholders holding not less than ten percent (10%) of the shares then outstanding. If the trustees shall fail to call or give notice of any meeting of shareholders for a period of thirty (30) days after written application by shareholders holding at least ten percent (10%) of the shares then outstanding requesting that a meeting be called for any purpose requiring action by the shareholders as provided in the Declaration of Trust or the By-laws, then shareholders holding at least ten percent (10%) of the shares then outstanding may call and give notice of such meeting.

PXY317_08_001_(10/25)

STATEMENT OF ADDITIONAL INFORMATION

October 22, 2025

This Statement of Additional Information (the “SAI”) relates to the reorganization (the “Reorganization”) of Columbia Integrated Large Cap Value Fund (the “Target Fund”), a series of Columbia Funds Series Trust II into Columbia Research Enhanced Value ETF (an “Acquiring Fund”), a series of Columbia ETF Trust I (the “Acquiring Company”).

This SAI contains information which may be of interest to shareholders of the Target Fund, but which is not included in the combined Information Statement/Prospectus dated October 22, 2025 (the “Combined Information Statement/Prospectus”) which relates to the Reorganization.

This SAI is not a prospectus and should be read in conjunction with the Combined Information Statement/Prospectus. As described in the Combined Information Statement/Prospectus, the Reorganization would involve: (i) the acquisition of the assets and assumption of the liabilities and obligations of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund (“Acquisition Shares”) of equal value to the net assets of the Target Fund being acquired (less the value of any cash delivered to the Target Fund for distribution to Target Fund shareholders in lieu of any fractional Acquisition Shares that would have otherwise been distributable to such shareholders); (ii) the pro rata distribution of such shares to the shareholders of the Target Fund, with cash distributed in lieu of fractional Acquisition Shares and (iii) the complete liquidation and dissolution of the Target Fund, all upon the terms and conditions set forth in the Agreement and Plan of Reorganization. The Combined Information Statement/Prospectus has been filed with the Securities and Exchange Commission and is available upon request and without charge at columbiathreadneedleus.com, by calling toll-free 800.426.3750, or by writing to Columbia Funds, 290 Congress Street, Boston, Massachusetts 02210.

ADDITIONAL INFORMATION ABOUT EACH ACQUIRING FUND

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into this SAI by reference:

Columbia Integrated Large Cap Value Fund (SEC File nos. 333-131683 and 811-21852)

•	the Statement of Additional Information of Columbia Integrated Large Cap Value Fund, dated January 1, 2025, as supplemented to date;

•	the audited financial statements included in the Form N-CSR filing of Columbia Integrated Large Cap Value Fund for the fiscal year ended August 31, 2024;

•	the unaudited financial statements included in the Form N-CSRS filing of Columbia Integrated Large Cap Value Fund for the six-month period ended February 28, 2025;

Columbia Research Enhanced Value ETF (SEC File nos. 333-209996 and 811-22736)

•	the Statement of Additional Information of Columbia Research Enhanced Value ETF, dated August 1, 2025, as supplemented to date;

•	the audited financial statements included in the Form N-CSR filing of Columbia Research Enhanced Value ETF for the fiscal year ended October 31, 2024;

•	the unaudited financial statements included in the Form N-CSRS filing of Columbia Research Enhanced Value ETF for the six-month period ended April 30, 2025;

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The board of trustees of the Acquiring Company (the “Board”), including the trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of the Board, has selected PricewaterhouseCoopers LLP (“PwC”), located at 45 South Seventh Street, Suite 3400, Minneapolis, Minnesota 55402, to act as the independent registered public accounting firm for the Acquiring Fund, providing audit and tax return review services and assistance and consultation in connection with the review of various SEC filings.

The audited financial statements of Columbia Integrated Large Cap Value Fund filed on Form N-CSR for the fiscal year ending August 31, 2024 are incorporated by reference into this SAI and have been so included and incorporated in reliance upon the reports of PwC, given their authority as experts in auditing and accounting. The unaudited financial statements of Columbia Integrated Large Cap Value Fund filed on Form N-CSRS for the six months ended February 28, 2025 are also incorporated by reference into this SAI.

The audited financial statements of Columbia Research Enhanced Value ETF filed on Form N-CSR for the fiscal year ending October 31, 2024 are incorporated by reference into this SAI and have been so included and incorporated in reliance upon the reports of PwC, given their authority as experts in auditing and accounting. The unaudited financial statements of Columbia Research Enhanced Value ETF filed on Form N-CSRS for the six months ended April 30, 2025 are also incorporated by reference into this SAI.

FINANCIAL STATEMENTS

Pro forma financial statements of the Acquiring Fund for the Reorganization are attached hereto as Appendix A.

APPENDIX A – PRO FORMA FINANCIAL STATEMENTS OF COLUMBIA RESEARCH ENHANCED VALUE ETF

NARRATIVE DESCRIPTION OF THE PRO FORMA EFFECTS OF THE REORGNIZATION

The unaudited pro forma information set forth below for the twelve month periods ended on the dates indicated is intended to present supplemental data as if the reorganization of Columbia Integrated Large Cap Value Fund (the “Target Fund”) into Columbia Research Enhanced Value ETF (the “Acquiring Fund” and together with the Target Fund, each a “Fund” and collectively, the “Funds”), as noted in Table 1 below (the “Reorganization”), had occurred as of the beginning of the period.

Table 1 – Reorganization

Target Fund	Acquiring Fund	Period Ended
Columbia Integrated Large Cap Value Fund	Columbia Research Enhanced Value ETF	8/31/2025

Basis of Combination

At a meeting held on September 5, 2025, the board of trustees of the Target Fund approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Target Fund will transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund (“Acquisition Shares”) (with cash in lieu of fractional Acquisition Shares) and the Acquiring Fund will assume all of the liabilities and obligations of the Target Fund. Immediately after the closing, the Target Fund will liquidate and distribute pro rata to shareholders of record of each class of its shares the Acquisition Shares received by the Target Fund, with cash distributed in lieu of fractional Acquisition Shares. The Acquiring Fund will issue and deliver Acquisition Shares with an aggregate net asset value (“NAV”) equal to the aggregate value of the assets that it receives from the Target Fund, net of (i) any liabilities and any costs of the Reorganization payable by the Target Fund and (ii) the value of cash to be distributed to shareholders of the Target Fund in lieu of fractional Acquisition Shares pursuant to the Agreement. Acquisition Shares of the Acquiring Fund will be distributed to the shareholders of the Target Fund in proportion to their holdings of shares of the Target Fund, with cash equivalent to the value of any fractional Acquisition Shares due to shareholders being delivered to such shareholders.

Under the terms of the Agreement, the Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes. The Acquiring Fund will be the accounting and performance survivor of the Reorganization. In accordance with accounting principles generally accepted in the United States, the historical cost of investment securities will be carried forward to the Acquiring Fund and the results of operations for pre-Reorganization periods will not be restated. The costs of the Reorganization, current estimates of which are set forth in Table 4, will be borne by the Target Fund to the extent that such costs (other than costs of repositioning the Target Fund’s portfolio) do not exceed the anticipated reduction in expenses that shareholders of the Target Fund will realize in the first year following the Reorganization, if the Reorganization is consummated. Any amounts in excess of this limit will be borne by Columbia Management Investment Advisers, LLC (“Columbia Threadneedle”). If the Reorganization does not occur, Columbia Threadneedle will bear all costs associated with the Reorganization. The pro forma information provided herein should be read in conjunction with the audited financial statements of each Fund included in its most recent annual report and, as applicable, the unaudited financial statements of the Fund included in its most recent semi-annual report, in each case dated as indicated in Table 2 below.

Table 2 – Shareholder Report Dates

Fund	Annual Report	Subsequent Semi-Annual Report
Columbia Integrated Large Cap Value Fund (Target Fund)	8/31/2024	2/28/2025

Table 3 – Target Fund and Acquiring Funds Net Assets

Fund	Net Assets	As-Of Date
Columbia Integrated Large Cap Value Fund (Target Fund)	$50,444,721	8/31/2025
Columbia Research Enhanced Value ETF (Acquiring Fund)	$81,670,899	8/31/2025

Table 4 presents the estimated Reorganization costs (exclusive of any transaction costs associated with any portfolio realignment); the net assets as of the date indicated in Table 3 above with respect to the Acquiring Fund assuming the Reorganization occurred on that date, after accounting for the estimated Reorganization costs to be borne by the Acquiring Fund and the Target Fund; and, on a pro forma basis, the estimated relative increases or decreases in combined operating expenses that would have been incurred during the one-year period ended on the date indicated in Table 3 above. The pro forma increases and decreases represent the differences between (i) the combined expenses actually charged to the Acquiring Fund and the Target Fund during the period and (ii) the expenses that would have been charged to the Acquiring Fund and the Target Fund, based on the combined assets of the Funds, if the Reorganizations and any contractual changes had occurred at the beginning of the year.

The unaudited pro forma information set forth in Table 4 below reflects adjustments made to expenses for differences in contractual rates, duplicate services and other services that would not have occurred if the Reorganization had taken place on the first day of the period described in Table 1 above. The pro forma information has been derived from the books and records of the Funds utilized in calculating daily net asset value for the Funds and has been prepared in accordance with accounting principles generally accepted in the United States, which require the use of management estimates. Actual results could differ from those estimates.

Table 4 – Estimated Reorganization Costs, Combined Fund Net Assets, and Pro Forma Increases or Decreases in Expenses (1)

Reorganization—Columbia Integrated Large Cap Value Fund into Columbia Research Enhanced Value ETF
Estimated Reorganization Costs (2)	$289,003
Combined Fund Net Assets as of the Date Indicated in Table 3	$132,115,620

Increase (Decrease)
Management fees	$(454,068)
Custodian fees (3)	$(9,406)
Professional fees (3)	$(50,196)
Registration fees (3)	$(53,897)
Reports to shareholders (3)	$(12,035)
Transfer agency fees (3)	$(77,388)
12b-1 fees (distribution and services) (3)	$(59,129)
Other (3)	$(24,032)

(Increase) Decrease
Waiver and/or reimbursement of fund expenses (4)	$302,761

(1)

See “Fees and Expenses” in the Combined Information Statement/Prospectus for more information. The Acquiring Fund has a unitary fee structure, and all operating expenses of the Acquiring Fund are paid by the Columbia Threadneedle, the Acquiring Fund’s investment manager, from the management fee it collects from the Acquiring Fund.

(2)

Reorganization expenses are estimated to be $289,003 and anticipated to be shared by Columbia Threadneedle, paying approximately $112,902, and the Target Fund, paying approximately $176,101. If the Reorganization does not occur, Columbia Threadneedle will bear all expenses associated with the Reorganization.

(3)	Adjustment as a result of difference in the fee structure between the Acquiring Fund and the Target Fund as described in footnote (1) above.
(4)

Adjustment reflects the aggregate (increase) decrease in expense reimbursements and/or fee waivers by Columbia Threadneedle and its affiliates, taking under consideration any expense reimbursement arrangements effective upon the closing of the Reorganization.

Table 5 – Management Fees (Combined Investment Management and Administration Fees)

The Target Fund pays Columbia Threadneedle a fee for its management services, which include investment advisory services and administrative services. The management fee paid by the Target Fund to Columbia Threadneedle incorporates asset-level breakpoints, is calculated as a percentage of the daily net assets of the Target Fund and is paid monthly. In contrast, the Acquiring Fund pays an all-inclusive management fee to Columbia Threadneedle calculated as a percentage of the daily net assets of the Acquiring Fund and paid monthly. In return for this fee paid by the Acquiring Fund (which is sometimes referred to as a unitary or unified fee), Columbia Threadneedle has agreed to pay the operating costs and expenses of the Acquiring Fund other than the following expenses, which will be paid by the Acquiring Fund: taxes, interest incurred on borrowing by the Acquiring Fund, if any, brokerage fees and commissions, interest and fee expense related to the Acquiring Fund’s participation in inverse floater structures and any other portfolio transaction expenses, infrequent and/or unusual expenses, including without limitation litigation expenses, distribution and/or service fees, expenses incurred in connection with lending securities, and any other expenses approved by the Board. The table below shows the current contractual management fee schedule for each of the Funds. The Acquiring Fund’s management fee schedule will apply following completion of the Reorganization.

Columbia Integrated Large Cap Value Fund (Target Fund)		Columbia Research Enhanced Value ETF (Acquiring Fund)
Assets	Fee	Assets	Fee
Up to $500 million	0.750%	All Assets	0.19%
Greater than $500 million up to $1 billion	0.700%
Greater than $1 billion up to $1.5 billion	0.650%
Greater than $1.5 billion up to $3 billion	0.600%
Greater than $3 billion up to $6 billion	0.580%
Greater than $6 billion up to $12 billion	0.560%
Greater than $12 billion	0.550%

Columbia Management Investment Services Corp., an affiliate of Columbia Threadneedle, is the transfer agent for the Target Fund, and BNY Mellon Corporation is the transfer agent for the Acquiring Fund. Columbia Management Investment Distributors, Inc., an affiliate of Columbia Threadneedle, is the distributor for the Target Fund, and ALPS Distributors, Inc. is the distributor for the Acquiring Fund.

No significant accounting policies will change as the result of the proposed Reorganizations.

The estimated costs of the Reorganization shown in Table 4 above do not reflect any brokerage commissions incurred by the Fund in connection with any portfolio repositioning. A significant portion of the Target Fund’s portfolio assets is expected to be sold by the Target Fund prior to the Reorganization. This repositioning may result in the Target Fund selling securities in greater volumes or in a shorter period of time than it normally would, which may impact the market price received in such sales.

If the Reorganization had occurred as of August 31, 2025, it is estimated that approximately 80% of the Target Fund’s investment portfolio would have been sold by the Target Fund before the Reorganization. It is estimated that such portfolio repositioning would have resulted in brokerage commissions or other transaction costs of approximately $10,000 (0.02% of assets) for the Target Fund. These transaction costs represent costs of the Target Fund that will not be subject to the Target Fund’s expense cap and will be borne by the Target Fund and indirectly borne by the Target Fund’s shareholders. Capital gains from such portfolio sales may result in increased distributions of net capital gain and net investment income. If such sales occurred as of August 31, 2025, the sales would have resulted in increased distributions of net capital gain to Target Fund shareholders of approximately $2.29 per share.

The above information is presented for informational purposes as of a specific point in time in the past. Actual market prices, capital gains and transaction costs will depend on market conditions at the time of sale and may vary significantly from the information shown.

Federal Income Taxes

Please see “Section A—The Reorganization – Additional Information About the Reorganization – U.S. Federal Income Tax Status of the Reorganization” in the Combined Information Statement/Prospectus for a discussion of the tax effects of the Reorganization.

As of August 31, 2025, Columbia Integrated Large Cap Value Fund and Columbia Research Enhanced Value ETF had no capital loss carryforwards.

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to eliminate a fund-level tax, and therefore to distribute at least annually all of its investment company taxable income, its net-tax exempt interest income, if any, and its net realized capital gains, if any, to shareholders. After the Reorganization, the Acquiring Fund intends to continue to comply with these requirements to qualify as a regulated investment company that pays no fund-level tax.